UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Arena Group Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

The Arena Group Holdings, Inc.

Annual Meeting of Stockholders

June 1, 2023

Notice and Proxy Statement

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED APRIL 17, 2023

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, June 1, 2023

Dear Fellow Arena Group Stockholders:	, 2023

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of The Arena Group Holdings Inc. (the “Annual Meeting”). This year, the Annual Meeting will be held on Thursday, June 1, 2023 at 12:00 p.m., Eastern Time, in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen and vote, regardless of their physical location, by logging on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2023. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “Arena Group 2023 Annual Meeting June 1, 2023” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 25, 2023. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration. If you plan to participate in the Annual Meeting, please see the section titled “Instructions for the Virtual Annual Meeting” in the attached Proxy Statement. The purpose of the Annual Meeting is to vote on the following:

1.	To elect directors to our Board of Directors;

2.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement;

4.	To select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be held every one, two, or three years;

5.	To approve an amendment to our amended and restated certificate of incorporation (as amended, our “Charter”) to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the Delaware General Corporation Law (“DGCL”) (such amendment to the Charter, the “Officer Exculpation Charter Amendment”);

6.	To approve an amendment and restatement of our 2022 Stock and Incentive Compensation Plan (the “2022 Plan,” and as amended and restated, the “Restated 2022 Plan”); and

7.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on Thursday, April 13, 2023 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote Is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote by Internet or mail as follows:

By Internet	By Mail
Visit www.voteproxy.com	Sign, date, and return the enclosed proxy card or voting instruction form

Ross Levinsohn
Chief Executive Officer, Chairman of the Board of Directors

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THE ARENA GROUP HOLDINGS, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, June 1, 2023

This Proxy Statement (this “Proxy Statement”), and the enclosed proxy card, is solicited by the Board of Directors (our “Board”) of The Arena Group Holdings, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 1, 2023 at 12:00 p.m., Eastern Time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by logging on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2023. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “Arena Group 2023 Annual Meeting June 1, 2023” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 25, 2023. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

References in this Proxy Statement to “The Arena Group Holdings,” “Arena Group,” “we,” “us,” “our,” or the “Company” refers to The Arena Group Holdings, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 1, 2023.

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended on December 31, 2022 (the “Annual Report”) are all available on at https://www.astproxyportal.com/ast/26433/. With respect to the Annual Meeting and all of our future stockholder meetings, please contact our Investor Relations Department, at 212.321.5002, or investorrelations@thearenagroup.net, to request a copy of this Proxy Statement, Annual Report, or proxy card, or to obtain information regarding such meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROCEDURAL MATTERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Ross Levinsohn, Chief Executive Officer and Chairman of the Board, and Douglas B. Smith, Chief Financial Officer, as proxies for the Annual Meeting.

Why am I receiving these materials?

You are receiving these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about Friday, May 5, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on Thursday, April 13, 2023 (the “Record Date”), you were a stockholder of record of the Company’s common stock, par value $0.01 per share (our “Common Stock”), or of the Company’s Series H convertible preferred stock, par value $0.01 per share (our “Series H Preferred Stock,” and, collectively with the Common Stock, the “Voting Securities”), our only classes of voting stock issued and outstanding. On the Record Date, there were 21,784,844 shares of our Common Stock and 14,356 shares of Series H Preferred Stock issued and outstanding.

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For purposes of conducting business at our Annual Meeting, our Series H Preferred Stock votes together with our Common Stock as a single class, with our Series H Preferred Stock having a number of votes equal to the number of votes that the holder of our Series H Preferred Stock would be entitled to cast had such holder converted its Series H Preferred Stock into shares of our Common Stock on the Record Date for determining the stockholders eligible to vote. Our Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of our Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to us). Accordingly, after taking into account the “conversion block,” the holders of our Series H Preferred Stock holding 9,357 shares will be entitled to vote at the Annual Meeting the equivalent of 1,291,237 shares of our Common Stock; thus, a total of 23,076,081 shares of Voting Securities are entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote through the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, please log on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2023.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm, Marcum LLP (“Marcum”), under Proposal No. 2, is a “discretionary” matter. The following Proposals are “non-discretionary” items: (i) election of directors under Proposal No. 1; (ii) the approval, on a non-binding advisory basis, of the compensation of our named executive officers under Proposal No. 3; (iii) the selection, on a non-binding advisory basis, of the frequency of future non-binding advisory votes on the compensation of our named executive officers under Proposal No. 4; (iv) the approval of the Officer Exculpation Charter Amendment under Proposal No. 5; and (v) the approval of the Restated 2022 Plan under Proposal No. 6.

You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Please reference “Arena Group 2023 Annual Meeting June 1, 2023” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 25, 2023. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Voting Securities, on an as-converted to Common Stock basis, you owned as of the Record Date, subject to any “conversion block” limitations with respect to the Series H Preferred Stock.

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What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of seven directors to our Board; (ii) the ratification of the selection of Marcum as our independent registered public accounting firm for the year ending December 31, 2023; (iii) the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement; (iv) selection, on a non-binding advisory basis, of whether future advisory votes on the compensation of our named executive officers should be held every one, two or three years; (v) approval of the Officer Exculpation Charter Amendment; and (vi) the approval of the Restated 2022 Plan. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

What are abstentions, withholds, and “broker non-vote” and their effects on voting?

Abstentions (i.e., shares of our Common Stock present at the Annual Meeting and marked “abstain”) are counted for purposes of determining whether a quorum is present and are deemed to be shares present or represented by proxy and entitled to vote. Abstentions will have no effect on Proposal No. 1 or Proposal No. 4 and the same effect as a vote against Proposal No. 2, Proposal No. 3, Proposal No. 5 and Proposal No. 6.

A withhold vote, in the case of Proposal No. 1, will have no effect on the outcome of the proposal and will not prevent a candidate from being elected in an uncontested election.

Brokers have limited discretionary authority to vote shares that are beneficially owned and, therefore, are not entitled to vote on non-routine matters in the absence of voting instructions from the beneficial owner of such shares. “Broker non-votes” occur when shares of our Common Stock held by a broker, bank, trustee, or other nominee for a beneficial owner are not voted either because (i) the broker, bank, trustee, or other nominee did not receive voting instructions from the beneficial owner, or (ii) the broker, bank, trustee, or other nominee lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present. Brokers have discretionary authority to vote shares that are beneficially owned only on Proposal No. 2 at the Annual Meeting. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, bank, trustee, or other nominee, the broker, bank, trustee, or other nominee that holds shares of our Common Stock will not be authorized to vote on Proposal No. 1, Proposal No. 3, Proposal No. 4, Proposal No. 5 or Proposal No. 6. Accordingly, we encourage you to provide voting instructions to your broker, bank, trustee, or other nominee, whether or not you plan to attend the Annual Meeting.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal No.	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions/ Withholds	Effect of Broker Non-Votes
1 – Election of Director Nominees	FOR ALL nominees

● Vote “For All” to vote for all of the nominees listed

● Vote “Withhold All” to withhold your vote for all of the nominees listed

● Vote “For All Except” to vote for all of the nominees listed except one or more of the nominees you specify

			Plurality of the votes present virtually or by proxy and entitled to vote at the Annual Meeting, which means that the seven nominees who receive the highest number of shares voted “for” their election will be elected	No effect	No effect

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Proposal No.	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions/ Withholds	Effect of Broker Non-Votes
2 – Ratification of the Appointment of Marcum as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2023	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment Abstain from voting on this proposal	Approved if a majority of the voting power of the shares of Voting Securities present virtually or represented by proxy and entitled to vote, vote “for” the proposal	Treated as votes against proposal	No effect

3–- Approval of the Compensation of the Named Executive Officers	FOR	● Vote “For” to approve the compensation of our named executive officers ● Vote “Against” the compensation of our named executive officers ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the voting power of the shares of Voting Securities present virtually or represented by proxy and entitled to vote, vote “for” the proposal	Treated as votes against proposal	No effect

4 – Selection of the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers	THREE YEARS	● Vote “EVERY Three Years” ● Vote “EVERY Two Years” ● Vote “EVERY One Year” ● Abstain from voting on this proposal

The frequency that is selected by the number of shares of Voting Securities representing the greatest voting power of shares of Voting Securities that are present virtually or represented by proxy and entitled to vote will be deemed to be the frequency selected by our stockholders. Approval of this proposal is on a on a non-binding, advisory basis.

				No effect	No effect

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Proposal No.	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions/ Withholds	Effect of Broker Non-Votes
5 – Approval of the Officer Exculpation Charter Amendment	FOR	● Vote “For” to approve the Officer Exculpation Charter Amendment ● Vote “Against” the Officer Exculpation Charter Amendment ● Abstain from voting on this proposal	Approved, if a majority of the voting power of the shares of Voting Securities outstanding and entitled to vote, vote “for” the proposal	Treated as votes against proposal	Treated as votes against proposal

6 – Approval of the Restated 2022 Plan	FOR	● Vote “For” to approve the Restated 2022 Plan ● Vote “Against” the Restated 2022 Plan ● Abstain from voting on this proposal	Approved, if a majority of the voting power of the shares of Voting Securities present virtually or represented by proxy and entitled to vote, vote “for” the proposal	Treated as votes against proposal	No effect

Information about cumulative voting

Cumulative voting is not permitted under our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).

Are there interests of certain persons in matters to be acted upon?

No person who has been a director or officer of ours at any time since the beginning of fiscal 2022, a director nominee, or any associate of any such persons, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders, other than: (i) Proposal No. 1, the election of directors, (ii) Proposal No. 3, the approval of compensation of our named executive officers, and (iii) Proposal No. 5, approval of the Officer Exculpation Charter Amendment.

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Instructions for the Virtual Annual Meeting

Participating in the Virtual Annual Meeting

This year’s Annual Meeting will be a virtual annual meeting. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen and vote. To participate in the Annual Meeting, you must log on to https://web.lumiagm.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials distributed to you. The password for the meeting is agh2023. For registered stockholders, your 11-digit control number can be found on the proxy card. If you hold your shares beneficially through a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (i) by email to proxy@astfinancial.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York, 11219. Please reference “Arena Group Annual Meeting June 1, 2023” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 25, 2023. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

The Annual Meeting will begin promptly at 12:00 p.m., Eastern Time, on Thursday, June 1, 2023. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 60 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting. The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please click on the “Help” icon button in the virtual meeting platform for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	By Internet. To vote by proxy via the Internet, simply follow the instructions described on the proxy card.

●	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●	By Internet. You may vote through the Internet only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

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●	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	FOR each of the nominees listed under Proposal No. 1;

●	FOR the ratification of Marcum as our independent registered public accounting firm under Proposal No. 2;

●	FOR the approval of the compensation of our named executive officers under Proposal No. 3;

●	FOR “THREE YEARS” on the frequency of future non-binding advisory votes concerning the compensation of our named executive officers under Proposal No. 4;

●	FOR the approval of the Officer Exculpation Charter Amendment under Proposal No. 5; and

●	FOR the approval of the Restated 2022 Plan under Proposal No. 6.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to provide your broker with voting instructions at least ten days before the meeting, your broker may be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any routine or discretionary matter.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete one of the available methods of voting for each control number you receive on each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single copy of the proxy materials addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are Arena Group stockholders will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to our Investor Relations Firm, FNK IR LLC, c/o Robert Fink, 225 West 34th Street, 9th Floor, New York, NY 10122, or by calling 646.971.8899, and indicate you are a stockholder of The Arena Group Holdings, Inc. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

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Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●	submitting a new proxy with a later date;

●	sending written notice of revocation to our Corporate Secretary at The Arena Group Holdings, Inc., 200 Vesey Street, 24th Floor, New York, New York, 10281, or the address listed for our principal offices as set forth in our then-most recent filing with the SEC, in time for him to receive it before the Annual Meeting; or

●	voting electronically at the Annual Meeting. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares of the Voting Securities outstanding, the voting power of each, the number of shares of Voting Securities represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of Voting Securities entitled to vote must be present at the Annual Meeting (virtually or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were an aggregate of 23,076,081 outstanding shares of our Common Stock and Series H Preferred Stock, on an as-converted basis, (including all restricted stock awards at such date) entitled to vote. Thus, 11,538,041 shares of Voting Securities must be present at the Annual Meeting (virtually or represented by proxy) to have a quorum.

Your shares of Voting Securities will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares of Voting Securities entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

No rights of appraisal

There are no rights of appraisal or similar rights of dissenters with respect to matters that are the subject of this proxy solicitation under the laws of the State of Delaware, our Certificate of Incorporation, or our Second Amended and Restated Bylaws (our “Bylaws”).

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. In addition, final voting results will be tallied by the inspector of elections and will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.

When are stockholder proposals for the fiscal 2024 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to Attention: Corporate Secretary, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC no later than January 6, 2024.

With respect to proposals and nominations not to be included in our proxy statement for the 2024 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, our Bylaws provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must be submitted in writing to Attention: Corporate Secretary, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mail our proxy materials for the preceding year’s annual meeting.

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Stockholders wishing to present nominations for director or proposals for consideration at the 2024 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals in writing so that they are received by our Corporate Secretary at our principal executive offices not earlier than February 20, 2024 and not later than March 21, 2024 in order to be considered. In the event that the 2024 Annual Meeting is to be held on a date that is 30 days prior to or delayed by more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be so received by the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth day following the day on which we first make a public announcement of the date of the 2024 Annual Meeting.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2024 Annual Meeting must provide notice to our Corporate Secretary at our principal executive offices that sets forth all information required by Rule 14a-19 under the Exchange Act no later than April 2, 2024 (or, if the 2024 Annual Meeting is called for a date that is not within 30 calendar days of the anniversary of the date of the 2023 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made).

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report, and our audited consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Julie Fenster, Esq., our General Counsel, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of all of our electronically filed exhibits, including our Bylaws, may be reviewed and printed from the SEC website at http://www.sec.gov.

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PROPOSAL No. 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to re-elect our seven directors: Ross Levinsohn, Daniel Shribman, Todd Sims, Carlo Zola, Christopher Petzel, Laura Lee, and H. Hunt Allred to serve for an additional one-year term ending at the annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. Ross Levinsohn, Daniel Shribman, Todd Sims, Carlo Zola, Christopher Petzel, Laura Lee, and H. Hunt Allred are all current members of our Board. Each of the nominees named below has been approved by our Board on recommendation from the Nominating and Corporate Governance Committee (the “Nomination Committee”).

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the appointed proxy may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the present membership of our Board to the number of nominees available.

Vote Required and Voting Recommendation

The seven nominees receiving the most “FOR” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote will be elected as directors to hold office until the 2024 Annual Meeting. Only votes “FOR ALL” or “FOR ALL EXCEPT” will affect the outcome. In an uncontested election, “WITHHOLD” votes will have no effect on the outcome of the proposal and will not prevent a candidate from being elected. Broker non-votes will have no effect.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR ALL” NOMINEES IN THE ELECTION OF THE SEVEN

DIRECTOR NOMINEES.

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Board and Committee Composition

Currently, we have a Board comprised of seven directors, with each director serving until the expiration of the term for which he or she was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

The following table includes the names, ages and titles of our directors and executive officers as of March 31, 2023. Our directors are elected to one year terms by our stockholders at each annual meeting. Our executive officers are appointed by our Board. Each executive officer holds his or her office until he or she resigns or is removed by our Board or his or her successor is appointed and qualified.

Name	Age	Position(s)
Executive Officers
Ross Levinsohn	59	Chief Executive Officer and Chair of our Board
H. Robertson Barrett	56	President, Media
Paul Edmondson	48	President, Platform
Andrew Kraft	50	Chief Operating Officer
Douglas Smith	62	Chief Financial Officer and Corporate Secretary
Avi Zimak	48	Chief Revenue and Strategy Officer
Non-Employee Directors
H. Hunt Allred	38	Director(1)
Laura Lee	47	Director(2)
Christopher Petzel	51	Director(3)
Daniel Shribman	39	Director(4)
Todd Sims	53	Director(5)
Carlo Zola	45	Director(6)

(1)	Mr. Hunt Allred is the Chair of our Compensation Committee (“Compensation Committee”).
(2)	Ms. Lee is the Chair of our Audit Committee (“Audit Committee”) and serves on our Compensation Committee.
(3)	Mr. Petzel serves on our Compensation Committee and Nomination Committee.
(4)	Mr. Shribman serves on our Audit Committee and Nomination Committee.
(5)	Mr. Sims is the Chair of our Nomination Committee and serves on our Governance Committee.
(6)	Mr. Zola serves on our Audit Committee.

Biographical and Related Information – Director Nominees and Executive Officers

The following is an overview of the biographical information for each of our director nominees and executive officers, including their age, the year they became directors or officers, to the extent applicable, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Nominees for Director

Ross Levinsohn, 59, has served as our Chief Executive Officer and executive director since August 2020. Mr. Levinsohn joined us in June 2019, as the Chief Executive Officer of Sports Illustrated. Mr. Levinsohn also served as a non-employee member of our board of directors briefly in 2017. Prior to joining Sports Illustrated, Mr. Levinsohn was an executive with Tribune Publishing from August 2017 until January 2019, serving first as the Chief Executive Officer of the Los Angeles Times and then as the Chief Executive Officer of Tribune Interactive. Previously, he was the managing partner of Whisper Advisors, LLC, an advisory firm, from 2016 to 2017. Mr. Levinsohn also served as Chief Executive Officer at Guggenheim Digital Media from 2013 to 2014, overseeing brands including The Hollywood Reporter and Billboard Magazine. He served in various executive positions at Yahoo! Inc. (“Yahoo!”), a global Internet company, from 2010 to 2012, including as the Interim Chief Executive Officer and Executive Vice President, Head of Global Media, and Head of the Americas. Mr. Levinsohn co-founded and served as managing director at Fuse Capital, an investment and strategic equity management firm focused on investing in and building digital media and communications companies, from 2007 to 2010. Prior to his time at Fuse Capital, Mr. Levinsohn spent six years at News Corporation, a global diversified media and information services company, serving in roles including President of Fox Interactive Media and Senior Vice President of Fox Sports Interactive. Earlier in his career, Mr. Levinsohn held senior management positions with media and communications companies including AltaVista, CBS Sportsline and HBO. Mr. Levinsohn currently serves on the board of directors of FaZe Holdings Inc. (Nasdaq: FAZE). We believe that Mr. Levinsohn is qualified to serve as one of our directors because of his vast executive experience with diverse media companies and his understanding of our business through his service as our Chief Executive Officer.

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H. Hunt Allred, 38, has served as one of our directors since October 2021. Currently and since May 2017, Mr. Allred has served as Director of Alternative Investments, leading investments on behalf of various Hunt Family entities, doing business as Petro-Hunt LLC. The Hunt Family entities are primarily focused on investing in technology, healthcare, and other venture opportunities. Currently and since June 2017, he also holds management positions with diversified investment firms RedCap Investments, LP and Mill Iron Operations, and medical diagnostics technology company mLife Diagnostics.Previously, Mr. Allred held roles at hedge funds Citadel LLC, from December 2016 to April 2017, and Vollero Beach Capital Partners, from June 2012 to September 2016, where he focused on public equity investing across the industrial, energy and utility sectors. Mr. Allred also previously served as an industrial public equity analyst at Aptigon Capital, a division of Citadel LLC, from October 2016 to April 2017. He held various roles at Commerce Street Capital, a private equity fund centered on investing in regional financial institutions. He began his career at ORIX USA, holding roles in both the corporate finance group, financing sponsored backed leverage buyouts, and the real estate structured credit group, working out distressed real estate assets. Mr. Allred received his Bachelor of Business Administration from Texas Christian University and M.B.A. from the University of Texas at Austin. Because of his extensive investment experience across multiple asset classes, with expertise including private equity, public equity, venture capital, credit origination, and structured credit resolutions, we believe Mr. Allred is qualified to serve as a director.

Laura Lee, 47, has served as a member of our Board since October 2021. Since November 2022, Ms. Lee has been employed by Twitch, a video live streaming service, as its Chief Content Officer. Prior to this, she held the position of Senior Advisor at consulting firm McKinsey & Company, Inc., from August 2019 to November 2022, in addition to serving as an external adviser to growth companies such as Xoogler.co, an organization focused on entrepreneurial ventures for Google alumni, from September 2018 to November 2022, and SAAS membership platform for creators, Patreon Inc., from April 2018 to May 2020. Ms. Lee also previously held senior positions at various media, technology, and consumer companies, including serving as Executive Vice President of Content, Strategy, and Operations at the premiere media and entertainment company, NBC Universal Media LLC, during 2017, where she oversaw over $2 billion in key digital investments and relationships with Snap Inc., BuzzFeed, Inc., Vox Media, Inc., and YouTube LLC (“YouTube”), new business opportunities, and digital content production. From 2015 to 2016, Ms. Lee was the Chief Digital Officer and President of Media at Margaritaville Enterprises, LLC (“Margaritaville”), Jimmy Buffett’s lifestyle brand, where she grew Margaritaville’s digital footprint by 300% through original content and signed multi-million dollar deals for the new media business unit. From 2007 to 2015, Ms. Lee worked at the internet media channel YouTube where she oversaw the North American Content division, launched the global transaction (VOD/EST) business for YouTube and Google Play, and created the Global Top Creator team, which oversaw relationships with YouTube’s digital-native influencers. Prior to her time with YouTube, Ms. Lee held various roles at the mass media company Viacom Media Networks, Inc. from 2003 to 2007, including serving as Vice President of Business Development and Operations at its MTV Networks unit, where she launched VBS.TV, a digital video business joint venture with Vice Media, (and oversaw the acquisition of Harmonix Music Systems, the developer of iconic gaming hits Rock Band and Guitar Hero). From 2019-2022, Ms. Lee served on the board of MediaCo Holding Inc. (Nasdaq: MDIA) where she chaired several committees, including Audit, Digital M&A, and the COVID Task Force, and served on the Compensation Committee. She formerly was an independent director on the board of American Apparel LLC, where she served on the Nominating and Corporate Governance Committee. Ms. Lee also previously served on the board of WatchMojo, a top global entertainment network on YouTube (www.youtube.com/watchmojo). Ms. Lee currently serves on the board of Womensphere, a social enterprise business focused on empowering women and girls globally. Ms. Lee is a seasoned technology and media executive, advisor, and board director. She has been recognized for her industry expertise and as a top executive by Variety, National Association of Corporate Directors, Crain’s New York, and Multichannel News. Ms. Lee is a graduate of Brown University and Harvard Business School. We believe that her demonstrated experience corporate finance, strategy, digital content and marketing, as well as in the technology and media industries qualifies her to serve as a director.

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Christopher Petzel, 51, has served on our Board since October 2021. Since January 2022, he has served as a managing director at Broadside Capital, LLC, a financial and strategic advisory firm based in Puerto Rico. Since August 2019, he has served as co-founder and Executive Chairman of Byte to Bite Industries, Inc., a delivery-focused hospitality platform. Since January 2016, he has served as Chairman and CEO of Broadside Enterprises, Inc. (OTC: BRSE), and, since July 2020 as Chairman and CEO of Chancellor Group, Inc. (OTC: CHAG), which are two publicly listed shell companies seeking acquisitions. From June 2001 until January 2016, he served as CEO at Fierce Entertainment, LLC, an independent film and television production company which operated a technology platform for major international film distributors. During his tenure at Fierce Entertainment, LLC, he produced and/or executive produced feature films with major stars including Sylvester Stallone, Jet Li, Jason Statham and Nicholas Cage, Jason Sudeikis and Shirley MacLaine. Previously, from January 1999 to June 2001, Mr. Petzel worked for investment banking firm Houlihan Lokey in Los Angeles, where his clients included DreamWorks, Pacific Data Images (now DreamWorks Animation), Centropolis Effects, Sundance Productions, Constantin Film AG and Castle Music and, during his tenure there, he served as a principal member of the team representing The Walt Disney Company in valuation matters pertaining to its much-publicized arbitration with Jeffrey Katzenberg. Mr. Petzel also previously worked for the media finance department of Berliner Bank AG (London Branch) and Goldcrest Films International Ltd. Mr. Petzel has broad experience with media, technology, hospitality, and corporate finance and structured financings for several hundred million dollars of entertainment assets. Mr. Petzel is fluent in German, English, French and Spanish. He studied finance and economics at the Universities of Barcelona (Spain) and Fribourg (Switzerland), where he graduated summa cum laude. We believe that Mr. Petzel is qualified to serve as a director because of his experience with media, technology, hospitality, and corporate finance, as well as his experience in building technology platforms for the entertainment and hospitality industries and working with small cap companies, including with respect to their reporting requirements.

Daniel Shribman, 39, has served as a member of our Board since June 2021. Mr. Shribman has been Chief Investment Officer of financial services firm B. Riley Financial Corp. (Nasdaq: RILY) since September 2019; President of B. Riley Principal Investments, LLC since September 2018; and Chief Executive Officer and a director of the blank-check company B. Riley Principal 250 Merger Corp. (Nasdaq: BRIV) since May 2021. Mr. Shribman has also served as a member of the board of directors of premium industrial and construction equipment and services provider Alta Equipment Group Inc. (NYSE: ALTG) since February 2020; of one-stop financial services group NextPoint Financial Inc. (OTCMKTS: NACQF) since August 2021; of blank-check company AltEnergy Acquisition Corp. (Nasdaq: AEAE) since October 2021; and of lifestyle, esports and media platform FaZe Holdings Inc. (Nasdaq: FAZE) since July 2022. Mr. Shribman previously also served on the board of directors of Eos Energy Enterprises Inc. (Nasdaq: EOSE) from 2020 until September 2022. Prior to joining B. Riley, Mr. Shribman was a Portfolio Manager at special situation asset manager Anchorage Capital Group, LLC from 2010 to 2018, where he led investments in dozens of public and private opportunities across the general industrials, transportation, automotive, aerospace, gaming, hospitality, and real estate industries, and previously worked at private equity firm Tinicum Capital Partners and in the restructuring advisory group at Lazard Freres. Mr. Shribman earned an A.B. in Economics and History from Dartmouth College. We believe that Mr. Shribman is qualified to serve as a director because of his previous experience working in close collaboration with management teams and boards to maximize shareholder value in the form of operational turnarounds, capital markets financings and communication and capital deployment initiatives.

Todd Sims, 53, has served as a member of our Board since August 2018. Mr. Sims has served as the President of B. Riley Venture Capital (“BRVC”), a wholly owned subsidiary of B. Riley Financial, Inc. (“B. Riley”) since October 2020. Prior to his current position with BRVC, Mr. Sims served as a member of B. Riley’s board of directors from November 2016 to October 2020. Prior to his role at BRVC, Mr. Sims worked for 10 years as Senior Vice President of Digital Strategy of Anschutz Entertainment Group, Inc., one of the leading sports and entertainment presenters in the world, overseeing business and corporate development for its ticketing business, AXS Digital, LLC. Prior to that, Mr. Sims spent more than 15 years building Internet businesses. In the mid-1990s, Mr. Sims served as ESPN’s executive producer of NFL.com, NBA.com, and NASCAR Online. Mr. Sims also previously served on the management team of eCompanies, LLC, an incubator which has spawned enterprises including Jamdat Mobile Inc. (acquired by Electronic Arts Inc.), Business.com Inc. (acquired by R.H. Donnelley Corp.), and Boingo Wireless, Inc. Mr. Sims also serves as an advisor to the Los Angeles Dodgers Tech Accelerator, a joint venture that invests in sports-focused start-up businesses, and he was a guest lecturer at the University of Southern California’s Marshall School of Business. Mr. Sims graduated from Colorado College in 1992. Mr. Sims’ digital media experience provides an important resource to our Board and qualifies him for service as a director.

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Carlo Zola, 45, has served as a member of our Board since June 2021. Since January 2021, Mr. Zola has served as Partner and REIT Portfolio Manager for Atlas Capital Team, L.P., a hedge fund, where he focuses on Real Estate and ESG investments, and where he was a founding partner. Previously, Mr. Zola served as a principal of Warlock Partners, LLC (“Warlock”) and as a principal of Roundtable Media L.L.C. From January 2020, Mr. Zola served as a founding partner at Percival Ventures, an investment firm focused on early stage blockchain investments and cryptocurrencies. He was also previously a founding partner at Paladin Trust, a leading trust and custodian business dedicated to cryptocurrency markets. Additionally, Mr. Zola worked for 13 years in various positions as an analyst and portfolio manager in the Los Angeles, New York, Toronto and London offices of Capital Group, a large multi-national fund management company with over $2 trillion in assets under management, with responsibilities including managing a portfolio of over $1 billion in assets, and with a focus on global and fixed income asset portfolios as well as asset portfolios in Media, Metals and Mining, Chemicals and Real Estate (REITs). During his last three years at Capital Group, Mr. Zola also served as its Research Portfolio Coordinator (RPC) overseeing diverse investments and, during his tenure with Capital Group, Mr. Zola successfully managed a team of over 20 analysts for one of its growth and income funds. Mr. Zola started his professional career working as a research analyst at Intermonte SIM in Milan, a leading independent Italian investment bank. Mr. Zola is an investment professional with over 19 years of active experience in the financial markets. Mr. Zola earned a B.A. in Economics from Bocconi University in Milan, Italy, where he graduated summa cum laude, and a Masters’ degree in Management from CEMS, the Community of European Management Schools, in Barcelona, Spain. We believe that Mr. Zola is qualified to serve as a director because of his extensive financial market experience.

Executive Officers Who Do Not Serve as Directors

H. Robertson Barrett, 56, has served as our President of Media since February 2021. Before joining us, Mr. Barrett served as the President, Digital, of publisher Hearst Newspapers from January 2016 to February 2021. From 2014 to 2015, Mr. Barrett served as the Vice President of Media Strategy and Operations at the online media company Yahoo!, and, from 2011 through 2014, as Vice President of Yahoo! News and Yahoo! Finance. Mr. Barrett served as Chief Strategy Officer of the digital publishing software solutions provider, Perfect Market, Inc., an IdeaLab company, from 2010 to 2011. He served in general management positions at the news outlet Tribune Company from 2005 to 2009, including serving as Senior Vice President and General Manager, Digital, for The Los Angeles Times from 2005 to 2008 and as Executive Vice President, Tribune Interactive, from 2008 through 2009. Mr. Barrett had earlier digital management roles as Vice President and General Manager of specialty media firm Primedia Inc.’s ChannelOne.com from 1998 to 1999; as Vice President and General Manager of The FeedRoom, Inc., a broadband video venture backed by NBC and Tribune, from 1999 to 2001; as a co-founder and Deputy Editor of online news provider, Time.com from 1994 to 1995; and as a co-founder and Managing Producer of ABCNews.com, from 1996 to 1998. Mr. Barrett received a B.A. in Ancient Greek from Duke University in 1988 and a Master of Public Policy from Harvard University’s John F. Kennedy School of Government in 1994.

Paul Edmondson, 48, has served as our President of Platform since February 2021, when we split our President role into two separate officer roles. As President of Platform, Mr. Edmondson currently oversees our Platform business, which offers the core content management system, programmatic advertising technology and multitenant subscription stack for publishers serving partner publishers and our owned and operated properties. As part of his responsibilities, Mr. Edmondson also oversees our Adventure Network and HubPages properties. Prior to this appointment, he had served as our President since October 2019. Prior to that, Mr. Edmondson served as our Chief Operating Officer from August 2018 to December 2019. Mr. Edmondson joined our Company in January 2018 with our acquisition of HubPages, Inc. (“HubPages”), where he had served as Founder and Chief Executive Officer since 2006. Prior to HubPages, he served as the Group Product Manager for Microsoft Corporation’s MSN Entertainment, having joined Microsoft Corporation in 2000 through its acquisition of MongoMusic, Inc. Prior thereto, he developed applications for Hewlett-Packard Company.

Andrew Kraft, 50, has served as our Chief Operating Officer since October 2020. Mr. Kraft joined us in December 2018 and served in a variety of senior leadership roles, including Executive Vice President and Chief Strategy and Revenue Officer, before transitioning to a consulting role from April 2020 through October 2020, when he rejoined us as a full-time employee. Prior to joining us, from February 2012 through December 2018, Mr. Kraft served in a variety of roles on the executive team at the advertising technology provider AppNexus (which was acquired by Xandr, a division of AT&T Inc., in August 2018), including in roles as the head of Business and Corporate Development, as a co-founder of the company’s publisher business and head of Publisher Strategy, and as the acting Chief Financial Officer. Previously, Mr. Kraft was the Senior Vice President, AMP & Publisher Solutions for Collective, where he led business development for the company’s audience management and monetization platform. Mr. Kraft studied Physics and Theater at the Massachusetts Institute of Technology.

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Douglas Smith, 62, has served as our Chief Financial Officer (“CFO”) since May 2019. Before joining us, Mr. Smith served as the CFO of Ashworth College, an online education provider offering high school, undergraduate, and graduate degree programs, from March 2016 to April 2019. Mr. Smith also served as the CFO of Scout Media, a sports oriented digital media company, from 2015 to 2016, GLM Shows, a trade show operator, from 2011 to 2014, EducationDynamics, a marketing and enrollment growth services and solutions provider for higher education institutions, from 2009 to 2011, Datran Media, a digital marketing technology company, from 2005 to 2008, and Peppers & Rogers Group, a management consulting group focusing on customer-based business strategy, from 2000 to 2005. From 1993 to 2000, Mr. Smith served as Senior Vice President and Treasurer of Primedia, a magazine publishing company. Prior to his corporate experience, Mr. Smith served as the Senior Vice President of the Bank of New York from 1982 to 1993, where he specialized in Media lending. Mr. Smith earned his M.B.A. from Columbia Business School and his B.A. in Economics from Connecticut College.

Avi Zimak, 48, has served as our Chief Revenue Officer and Head of Global Strategic Partnerships since December 2019. Before joining us, Mr. Zimak served as the Chief Revenue Officer & Publisher of New York Media, the publisher of New York Magazine, from March 2017 to December 2019. From 2012 to 2015, Mr. Zimak served as the Vice President of Sales of North America for online media platform Outbrain. Mr. Zimak also served as the General Manager of The Americas for Outbrain from 2015 to 2017. He served on various management teams at publisher Hearst Corporation from 2007 to 2012 and worked toward the launch and oversight of the Hearst App Lab, a media lab and interactive learning center. Mr. Zimak served in national sales roles for publishers Condé Nast from 2003 to 2007, Time Inc. from 2001 to 2003, Advance Publications American City Business Journals from 1998 to 2001, and for digital media and internet company Ziff Davis from 1997 to 1998. Mr. Zimak received his B.A. from the State University of New York at Potsdam in 1997.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, director nominees, and executive officers has been involved in any legal or regulatory proceedings, as set forth in Item 401 of Regulation S-K, during the past ten years.

CORPORATE GOVERNANCE

Director Qualifications

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

Meetings of the Board and its Committees

The Board has an Audit Committee, a Compensation Committee, and a Nomination Committee. The entire Board met 8 times, including regularly scheduled and special meetings, during fiscal year 2022. The Audit Committee met 6 times, the Compensation Committee met 3 times, and the Nomination Committee met 1 time, during fiscal year 2022. All directors attended at least 75% of the aggregate of our Board meetings and meetings of all committees on which they served, other than Mr. Shribman who attended 66.7% of such meetings. We held our last annual stockholders’ meeting on June 2, 2022. When we hold annual stockholders’ meetings, it is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of our Board. Six of our directors then serving attended our 2022 annual meeting of stockholders.

Audit Committee. The Audit Committee currently consists of Laura Lee (Chair), Carlo Zola, and Daniel Shribman. The Audit Committee met 6 times during fiscal year 2022. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

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The Audit Committee assists our Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, our accounting and financial reporting processes and financial statement audits, (ii) our compliance with legal and regulatory requirements, (iii) our systems of internal control over financial reporting and disclosure controls and procedures, (iv) the independent auditor’s engagement, qualifications, performance, compensation, and independence, (v) review and approval of related party transactions, and (vi) the communication among our independent auditors, our financial, and senior management and our Board. Our Board has determined that the Audit Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations. Our Board has determined that Ms. Lee, the Chair of the Audit Committee, is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee. The Compensation Committee currently consists of H. Hunt Allred (Chair), Christopher Petzel, and Laura Lee. The Compensation Committee met 3 times during fiscal year 2022. The Compensation Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The purpose of the Compensation Committee is to evaluate, recommend, approve, and review our executive officer and director compensation arrangements, plans and programs and to administer our cash-based and equity-based plans for employees and consultants. The Compensation Committee’s principal functions are to: (i) review and recommend to our Board for approval all forms of our non-equity and equity-based compensation of executive officers and directors; and (ii) administer our equity-based compensation plans, including administering the 2022 Stock and Incentive Plan (our “2022 Plan”), pursuant to which various types of incentive awards, including, without limitation, stock options, restricted stock awards, stock appreciation rights, and stock units may be granted to our directors, executive officers, and key employees. The Compensation Committee is responsible for evaluating executive compensation, including equity awards for all of our executive officers, setting base salary amounts, fixing incentive opportunity levels, and other supplemental benefits. This includes reviewing and making recommendations to our Board regarding corporate goals and objectives relevant to the compensation of Chief Executive Officer and all other executive officers that report to him, evaluating, at least annually, the performance of these officers in light of these goals and objectives, and reviewing and making recommendations to our Board regarding the compensation level of these officers based on such evaluation.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of our Board. From time to time as the Compensation Committee deems appropriate or as requested by our Board, the Compensation Committee evaluates director compensation arrangements and makes recommendations to our Board accordingly.

The Compensation Committee is authorized to engage compensation consultants, if they deem necessary, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program.

Our Board has determined that the Compensation Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations.

Nomination Committee. The Nomination Committee currently consists of Todd Sims (Chair), Christopher Petzel, and Daniel Shribman. The Nomination Committee met 1 time during fiscal year 2022. The Nomination Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The purpose of the Nomination Committee is to exercise general oversight with respect to the governance of our Board by (i) identifying, reviewing the qualifications of, and recommending to our Board proposed nominees for election to our Board, consistent with criteria approved by our Board, and (ii) selecting, or recommending that our Board select, the director nominees for the next annual meeting of stockholders. The Nomination Committee provides advice, counsel, and direction to management on the basis of the information it receives, discussions with management, and the experience of the Nomination Committee members.

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Our Board has determined that the Nomination Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations.

Nominations Process and Criteria

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

The Nomination Committee will also identify, recruit, and screen candidates for our Board, consistent with criteria approved by our Board. The Nomination Committee and our Board are fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Nomination Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents. In recommending candidates for nomination, the Nomination Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate.

There were no fees paid or due to third parties in fiscal year 2022 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees. For purposes of the Annual Meeting, the Nomination Committee recommended seven incumbent directors as nominees for re-election to our Board, and our Board approved the nominees for inclusion in this Proxy Statement.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal, according to the procedure described above in the section titled “Questions And Answers About The Annual Meeting And Procedural Matters” to: Corporate Secretary, The Arena Group Holdings, Inc., at the address for our principal offices as set forth in our then-most recent filing with the SEC.

Director Independence

As our Common Stock is currently listed for trading on the NYSE American, we have evaluated independence in accordance with the rules of the NYSE American Company Guide and the SEC with respect to each director and director nominee. Our Board undertook a review of the independence of the members of our Board and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon the information requested from and provided by each director concerning their background, employment, and affiliations, including family relationships, our Board has determined that each of the following non-employee directors are independent as that term is defined under the rules of the NYSE American Company Guide.

Todd Sims	Carlo Zola
Daniel Shribman	Christopher Petzel
Laura Lee	H. Hunt Allred

In making these determinations, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving their affiliates described in the section of this Proxy Statement entitled “Related Party Transactions.”

All of the members of the Audit, Nomination, and Compensation Committees are also independent.

Based on these standards, our Board determined Ross Levinsohn was not independent.

Our Board has adopted a Business Code of Ethics and Conduct (“Code of Ethics”) that applies to our executive officers, directors, and other employees as well as a Code of Ethics for Finance Officers (the “Senior Code of Ethics”) which applies to our financial officers. Copies of the Code of Ethics and the Senior Code of Ethics may be accessed on our website at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Ethics and the Senior Code of Ethics, or any waivers of such codes, on our website or in public filings.

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Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, director nominee, or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the Audit Committee (other than any interested director) for approval or disapproval. Our Audit Committee has not adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by our Audit Committee and documented in its meeting minutes.

The Code of Ethics also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Compliance Director, or in the case of the CFO, to the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to the Head of Internal Audit (who is our CFO, unless our Board designates some other person). Directors are required to disclose any conflict of interest to the Chairman of our Board and to refrain from voting on any matter(s) in which they have a conflict. Employees and officers are not permitted to participate in any matter in which he or she has a conflict of interest unless authorized by an appropriate Company official and under circumstances that are designed to protect the interests of the Company and its stockholders and to avoid any appearance of impropriety. In addition, directors and executive officers are required to disclose, in an annual questionnaire, any current or proposed conflict of interests (including related party transactions).

Except as disclosed below, since January 1, 2021, there were no current or proposed transaction or series of similar transactions in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, nominees for director, executive officers, or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Financings

On May 20 and 25, 2021, and June 2, 2021, we entered into securities purchase agreements with accredited investors, pursuant to which we issued an aggregate of 1,299,027 shares of our Common Stock, at a per share price of $15.40, for aggregate gross proceeds of approximately $20.0 million in a private placement. Among the investors were B. Riley and its affiliates, a beneficial owner of more than 5% of our Common Stock and our Series H Preferred Stock at the time, Warlock, a beneficial owner of more than 5% of our Common Stock and our Series H Preferred Stock at the time, and TCS Capital Management LLC (“TCS Capital Management”), a beneficial owner of more than 5% of our Common Stock at the time. John A. Fichthorn, the former Chairman of our Board, previously served as Head of Alternative Investments of B. Riley Capital Management, a wholly owned subsidiary of B. Riley, Todd Sims, one of our directors, has served as the President of BRVC, a wholly-owned subsidiary of B. Riley since October 2020, and Daniel Shribman, one of our directors, has served since 2019 as Chief Investment Officer of B. Riley and President of its B. Riley Principal Investments subsidiary. Finally, Eric Semler, who at the time of the investment was one of our directors, is the Managing Member of TCS Capital Management.

On January 24, 2022, we entered into a Stock Purchase Agreement with B. Riley Principal Investments, LLC, a beneficial owner of more than 5% of our Common Stock at the time, pursuant to which we agreed to issue 206,275 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $2.86 million owed in liquidated damages, which included accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series H Preferred Stock, Series J Convertible Preferred Stock (“Series J Preferred Stock”), Series K Convertible Preferred Stock (“Series K Preferred Stock”), and debenture offerings. On February 9, 2022, we terminated the Stock Purchase Agreement with B. Riley Principal Investments, LLC and cancelled the 206,275 shares that were to be issued to them because the issuance of the shares of our Common Stock may have been deemed to be compensation within the meaning of FINRA Rule 5110 in connection with our underwritten public offering for which an affiliate of B. Riley Principal Investments, LLC was serving as underwriter.

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On January 24, 2022, we entered into a Stock Purchase Agreement with BRC Partners Opportunity Fund, LP, pursuant to which we agreed to issue 50,501 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $0.70 million owed in liquidated damages, which includes accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series H Preferred Stock, Series J Preferred Stock, Series K Preferred Stock and debenture offerings.

On January 24, 2022, we entered into a Stock Purchase Agreement with 180 Degree Capital Corp., a beneficial holder of more than 5% of our Common Stock at the time, pursuant to which we agreed to issue 106,800 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $1.48 million owed in liquidated damages, which includes accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series H Preferred Stock, Series I Convertible Preferred Stock (“Series I Preferred Stock”) and Series J Preferred Stock offerings.

On January 24, 2022, we entered into a Stock Purchase Agreement with Warlock, a beneficial owner of more than 5% of our Common Stock and more than 5% of our Series H Preferred Stock at the time, pursuant to which we agreed to issue 134,875 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $1.87 million owed in liquidated damages, which includes accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series H Preferred Stock, Series I Preferred Stock and debenture offerings.

On January 24, 2022, we entered into a Stock Purchase Agreement with Athletes First Media, LLC, which, at the time was a beneficial owner of more than 5% of our Common Stock, pursuant to which we agreed to issue 79,805 shares of our Common Stock at a price equal to $13.86 per share, representing the volume-weighted average price of our Common Stock at the close of trading on the sixty (60) previous trading days, to such stockholder in lieu of an aggregate of approximately $1.11 million owed in liquidated damages, which includes accrued but unpaid interest, for our failure to meet certain covenants in prior Registration Rights Agreements and related Securities Purchase Agreements for our Series I Preferred Stock offering.

On December 15, 2022, we entered into a Third Amended and Restated Note Purchase Agreement, by and among the Company, the subsidiary guarantors party thereto, BRF Finance Co., LLC, as agent and purchaser, and the other purchasers from time to time party thereto, pursuant to which we issued $36.0 million aggregate principal amount of senior secured notes (the “Bridge Notes”). Interest on the Bridge Notes is payable in cash at a rate of 12% per annum quarterly in arrears on March 31, 2023, June 30, 2023, September 30, 2023, and December 31, 2023; provided that, on March 1, 2023, May 1, 2023, and July 1, 2023, the interest rate on the Bridge Notes will increase by 1.5% per annum, with maturity on December 31, 2023. The Bridge Notes are also subject to certain mandatory prepayment requirements. The Bridge Notes are secured by liens on the same collateral that secures indebtedness under the Company’s outstanding secured notes (the “Outstanding Notes”), and are guaranteed by the Company’s subsidiaries that guarantee the Outstanding Notes. We received net proceeds of $34.8 million from the issuance of the Bridge Notes.

Underwriting of Our Public Offering

On February 15, 2022, we closed an underwritten public offering (the “Public Offering”) of 3,636,364 shares of our Common Stock at a public offering price of $8.25 per share (the “Public Offering Price”). We entered into an underwriting agreement dated February 10, 2022 (the “Underwriting Agreement”), pursuant to which B. Riley Securities, Inc., a wholly owned subsidiary of B. Riley, and a beneficial owner of more than 5% of our Common Stock at the time, acted as the sole book-running manager and representative (the “Representative”) of the underwriters (the “Underwriter”), and Lake Street Capital Markets, LLC acted as lead manager and “qualified independent underwriter” for the Public Offering. We granted the Underwriter a 30-day option to purchase up to an additional 545,454 shares of our Common Stock at the Public Offering Price, less underwriting discounts and commissions (the “Underwriters Option”). On March 11, 2022, we sold an additional 545,239 shares of our Common Stock pursuant to the Underwriters Option.

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Entities affiliated with the Representative of the Underwriter in the Public Offering, beneficially owned approximately 26.10% as of February 10, 2022. As a result, the Representative was deemed to have a “conflict of interest” within the meaning of FINRA Rule 5121. Accordingly, the Public Offering was made in compliance with the applicable provisions of Rule 5121. Rule 5121 requires that no sale to be made to discretionary accounts by underwriters having a conflict of interest without the prior written approval of the account holder and that a “qualified independent underwriter,” as defined in the rule, has participated in the presentation of the registration statement and prospectus and exercised the usual standards of due diligence with respect thereto.

The Underwriter offered the shares of our Common Stock directly to the public at the Public Offering Price and to certain dealers at that price less a concession not in excess of $0.321750 per share. The underwriting fee was equal to the Public Offering Price less the amount paid by the Underwriter to us per share of our Common Stock. The underwriting fee is $0.536250 per share. The following table shows the per share and total underwriting discounts and commissions paid to the Underwriter both without and with the exercise of the Underwriter Option.

	Per Share	Total Without Underwriter Option	Total With Underwriter Option
Public Offering Price	$8.25	30,000,000	$34,500,000
Underwriting discounts and commissions paid	0.53625	1,950,000	2,242,500
Proceeds to us, before expenses	7.71375	28,050,000	32,257,500

We also agreed to reimburse the Representative of the Underwriter for certain offering expenses up to an aggregate amount of approximately $200,000.

For a period of six months beginning January 10, 2022, the Representative had a right of first refusal to act as lead underwriter and sole bookrunner in connection with any public offering of equity, equity-linked or debt securities or other capital markets financing and sole placement agent in any private offering of equity or equity-linked, or debt or debt-like, securities or other capital markets financing and sole book runner or placement in connection with any rights offering.

Standstill Agreement

Our Company is a party to a Standstill Agreement (the “Standstill Agreement”) with B. Riley dated July 15, 2022 (the “Effective Date”), pursuant to which, among other things, and subject to certain exceptions, during the one-year period following the Effective Date, B. Riley agreed not to, without the prior approval of our Board, directly or indirectly acquire additional shares of our capital stock to exceed: (i) beneficial ownership of 45% of our Company’s fully diluted voting power or (ii) certain monthly share acquisition limits. As noted above, B. Riley and its affiliates were the beneficial owner of more than 5% of our Common Stock at the time the Standstill Agreement was executed. You may read the Standstill Agreement that we filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 15, 2022 for a full discussion of the standstill obligations, limitations, and exceptions.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

We do not separate the roles of Chief Executive Officer and Chairman because Mr. Ross Levinsohn serves as Chief Executive Officer and Chairman of the Board, and we believe this arrangement is appropriate for the interests of the Company. Our Board does not have a policy regarding the separation of the roles of Chairman and Chief Executive Officer, as the Board believes it is in our stockholders’ best interests that we make this determination based on an assessment of the current condition of our Company and composition of the Board. Our Board believes that having Mr. Levinsohn serve in both roles is in the best interests of our stockholders at this time because it makes the best use of Mr. Levinsohn’s extensive knowledge of our Company and our industry, and fosters greater communication between management and our Board.

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Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the global economy and general financial condition and outlook on our business, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board. Our Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Cybersecurity Risk Oversight

Securing the information of our users, customers, employees, partners, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at the Company plays a part in managing these risks, oversight responsibility is shared by our Board, our Audit Committee, and management. We also maintain information security risk insurance coverage.

Oversight of Corporate Strategy

Our Board actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our Board receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board’s diverse skill set and experience enhances their ability to support management in the execution and evaluation of our corporate strategy.

Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee of our Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, The Arena Group Holdings, Inc., at the address for our principal offices set forth in our then-most recent filing with the SEC. All stockholder communications we receive that are addressed to our Board will be reviewed and compiled by our Corporate Secretary and provided to the members of our Board, as appropriate and in accordance with our internal policies. If the correspondence is not addressed to a particular director, such correspondence will be forwarded, depending on the subject matter, to the Chair of the Audit Committee, Compensation Committee, or Nominations Committee. Sales materials, abusive, threatening, or otherwise inappropriate materials and items unrelated to the duties and responsibilities of our Board will not be provided to our directors.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth information regarding beneficial ownership of our Common Stock by: (i) each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) our directors and our named executive officers; and (iii) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Five Percent Stockholders:
Bryant R. Riley and B. Riley Financial, Inc.(3)	6,949,087	31.90%
B. Riley Asset Management LLC(4)	2,041,296	9.37%
Warlock Partners, LLC(5)	1,623,492	7.45%
180 Degree Capital Corp.(6)	1,346,024	6.18%
Mark E. Strome (7)	1,121,975	4.99%
Directors and Named Executive Officers:
Ross Levinsohn(8)	625,094	2.82%
Avi Zimak(9)	219,474	1.00%
Henry Robertson Barrett(10)	128,077	**
H. Hunt Allred(11)	240,752	1.11%
Laura Lee(12)	12,796	**
Christopher Petzel(13)	7,989	**
Daniel Shribman(14)	44,209	**
Todd Sims(15)	50,411	**
Carlo Zola(16)	12,556	**
Total Executive Officers and Directors, as a group (12 persons)(17)	2,186,710	9.45%

*	the address for each person listed above is 200 Vesey Street, 24th Floor, New York, New York, 10281, unless otherwise indicated.

**	Less than 1.00%.

(1)	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of April 10, 2023, pursuant to options, warrants, conversion privileges, or other rights.

(2)	Percentage calculated in accordance with Rule 13(d)-3(d)(1)(i) promulgated under the Exchange Act, and based on 21,784,844 shares of our Common Stock issued and outstanding as of April 10, 2023.

(3)	As reported on a Statement filed with the SEC by the affiliated investor group on Schedule 13D, as last amended on Amendment No. 8, filed on March 31, 2023, the securities reported in this row consist of the following: (i) 1,378,715 shares of our Common Stock directly beneficially owned by Bryant R. Riley jointly with his wife, Carleen Riley; (ii) 62,500 shares indirectly beneficially owned by Mr. Riley as sole trustee of the Robert Antin Children Irrevocable Trust; (iii) 23,232 shares indirectly beneficially owned by Mr. Riley as sole custodian for the benefit of Abigail Riley; (iv) 25,809 shares indirectly beneficially owned by Mr. Riley as sole custodian for the benefit of Charlie Riley; (v) 23,232 shares indirectly beneficially owned by Mr. Riley as sole custodian for the benefit of Eloise Riley; (vi) 23,232 shares indirectly beneficially owned by Mr. Riley as sole custodian for the benefit of Susan Riley; (vii) 1,964,673 shares of our Common Stock directly beneficially owned by B. Riley Securities Inc. (“BRS”); (viii) 3,433,532 shares of our Common Stock directly beneficially owned by BRF Investments, LLC (“BRFI”); and (ix) 14,162 shares of our Common Stock directly beneficially owned by B. Riley Principal Investments, LLC (“BRPI”). Mr. Riley and B. Riley Financial, Inc. may also be deemed to indirectly beneficially own the aforementioned securities directly owned by each of BRS, BRFI, and BRPI. The following securities are excluded from the first sentence of this paragraph: (i) an approximate aggregate of 134,329 shares of our Common Stock issuable upon conversion of 975 shares of Series H Preferred Stock directly held by BRPI and BRFI; and (ii) 28,410 shares of our Common Stock issuable upon the exercise of warrants directly held by BRFI. Each share of Series H Preferred Stock has voting rights equivalent to the number of shares of our Common Stock represented by such share on an as-converted basis; provided; however, that our Series H Preferred Stock and warrants are each subject to a beneficial ownership limitation (the “Conversion Block”), such that the aforementioned holders cannot convert or vote any portion of our Series H Preferred Stock or exercise the warrants to the extent that would result in the holder and its affiliate “group” (as such term is used in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) holding more than 4.99% (the “First Conversion Threshold”) of our outstanding Common Stock (as computed in accordance with Rule 13(d)-3(d)(1)(i) promulgated under the Exchange Act). The Conversion Block may be increased to 9.99% (together with the First Conversion Threshold, the “Conversion Threshold”) at the determination of the holder upon at least 61 days’ prior written notice to us. The principal business address of each of aforementioned parties is: 11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025.

(4)	As reported on a Statement on Schedule 13G, Amendment No. 1, filed with the SEC on February 16, 2023, consists of shares of our Common Stock beneficially owned by B. Riley Asset Management LLC (“BRAM”) and held by certain funds and accounts for which BRAM acts as a registered investment adviser. Wes Cummins is the president of BRAM and as such may be deemed to exercise voting and investment discretion over securities beneficially owned by BRAM. The principal business office of each of BRAM and Mr. Cummins is: 3811 Turtle Creek Boulevard, Suite 2125, Dallas, TX 75219.

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(5)	As disclosed to the Company by Warlock Partners, LLC (“Warlock”). The securities reported in this row consist of 1,623,492 shares of our Common Stock directly beneficially owned by Warlock. The beneficial ownership reported in the table above excludes 303,600 shares of our Common Stock which, by virtue of the Conversion Block, cannot be acquired within 60 days of April 10, 2023 pursuant to the conversion of 2,200 shares of Series H Preferred Stock owned by Warlock if such conversion would cause the holder’s group to exceed the applicable Conversion Threshold.

(6)	As reported on a Statement on Schedule 13G, Amendment No. 1, filed with the SEC on February 14, 2023, consists of shares of our Common Stock beneficially owned by 180 Degree Capital Corp. (“180”), including certain shares of our Common Stock held by certain funds and separately managed accounts for which 180 acts as a registered investment adviser. The principal business address of 180 is: 7 N. Willow Street, Suite 4B, Montclair, NJ 07042.

(7)	As reported on a Statement on Schedule 13G, Amendment No. 3, filed with the SEC on January 11, 2021, the total number of shares set forth in the table above consists of: (i) 422,327 shares of our Common Stock directly held by Strome Mezzanine Fund II, LP (“Fund II”); (ii) 68,182 shares of our Common Stock capable of being acquired through the exercise of a warrant directly held by Strome Mezzanine Fund LP (“Fund I” and, together with Fund II, the “Funds”); and (iii) an approximate aggregate of 631,466 shares of our Common Stock issuable upon conversion of shares of our Series H Preferred Stock directly held by the Mark E. Strome Living Trust (the “Strome Trust”) and Fund I. The beneficial ownership reported in the table above excludes an approximate aggregate of 251,734 shares of our Common Stock which may not be acquired within 60 days of April 10, 2023 by the Strome Trust or Fund I pursuant to the conversion of shares of Series H Preferred Stock by virtue of the Conversion Block. According to the aforementioned Statement, the general partner of each of the Funds is Strome Investment Management, LP (“SIM”), and the general partner of SIM is Strome Group Inc. (“SG”). Mark E. Strome is the President and Chief Executive Officer of SG and trustee of the Strome Trust. As such, Mr. Strome may be deemed to indirectly beneficially own the securities directly held by the Strome Trust and the Funds. Each of SIM and SG may be deemed to indirectly beneficially own the securities directly held by the Funds. As disclosed above, shares of our Series H Preferred Stock are subject to the Conversion Block and, therefore, shares of Common Stock, and the associated voting rights, may not be acquired within 60 days if conversion would cause the holder’s group to exceed the applicable Conversion Threshold. The principal business office of each of the aforementioned parties is: 1688 Meridian Avenue, Suite 727, Miami Beach, FL 33139.

(8)	Consists of the following securities directly beneficially owned by Mr. Levinsohn: (i) 261,714 shares of our Common Stock; (ii) 27,600 shares of our Common Stock which may be acquired through the conversion of 200 shares of our Series H Preferred Stock; (iii) 305,781 shares of our Common Stock issuable upon the exercise of options which are vested as of April 10, 2023; and (iv) 29,999 shares of our Common Stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023.

(9)	Consists of the following securities directly beneficially owned by Mr. Zimak: (i) 37,610 shares of our Common Stock; (ii) 139,691 shares of our Common Stock issuable upon the exercise of options which are vested as of April 10, 2023; and (iii) 42,173 shares of our Common Stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023. For avoidance of doubt, the securities reported in the table do not include 11,364 shares underlying vested restricted stock units which have vested but for which settlement has been deferred, pursuant to that certain restricted stock unit award agreement entered into in 2019 by and between Mr. Zimak and the Company, until the earlier of (a) December 2, 2024, which is the fifth anniversary of the grant date or (b) the date of any change in control of the Company.

(10)	Consists of the following securities directly beneficially owned by Mr. Barrett: (i) 42,269 shares of our Common Stock; (ii) 43,636 shares of our Common Stock issuable upon the exercise of options which are vested as of April 10, 2023; and (iii) 42,172 shares of our Common Stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023.

(11)	Consists of the following securities: (i) 23,288 shares of our Common Stock directly beneficially owned by Mr. Allred; (ii) 1,855 shares of our Common Stock issuable upon the settlement of restricted stock units which may be acquired by Mr. Allred within 60 days following April 10, 2023; (iii) 75,479 shares of our Common Stock directly beneficially owned by the Allred 2002 Trust – HHA (the “HHA Trust”); (iv) 75,479 shares of our Common Stock directly beneficially owned by the Allred 2002 Trust – NLA (the “NLA Trust”); and (v) 64,651 shares of our Common Stock directly beneficially owned by RedCap Investment, LP (“RedCap” and, together with the HHA Trust and the NLA Trust, the “Investment Entities”). The trustee of the HHA Trust and the NLA Trust is Mr. Allred’s spouse, and Mr. Allred and his sister, respectively, are beneficiaries of the HHA Trust and the NLA Trust. The general partner of RedCap is Redcap Investments Management, LLC, of which Mr. Allred serves as President. Mr. Allred may be deemed to exercise voting and investment discretion with respect to shares of our Common Stock owned by the Investment Entities. Additionally, of the aforementioned securities, 1,138 shares of our Common Stock may under certain circumstances be pledged as security pursuant to an account agreement that Mr. Allred has entered into in connection with his brokerage trading account.

(12)	Consists of the following securities directly beneficially owned by Ms. Lee: (i) 10,941 shares of our Common Stock; and (ii) 1,855 shares of our Common Stock issuable upon the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023.

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(13)	Consists of the following securities directly beneficially owned by Mr. Petzel: (i) 6,821 shares of our Common Stock; and (ii) 1,168 shares of our Common Stock issuable upon the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023.

(14)	Consists of the following securities directly beneficially owned by Mr. Shribman: (i) 43,041 shares of our Common Stock; and (ii) 1,168 shares of our Common Stock issuable upon the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023.

(15)	Consists of the following securities directly beneficially owned by Mr. Sims: (i) 48,556 shares of our Common Stock; and (ii) 1,855 shares of our Common Stock issuable upon the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023.

(16)	Consists of the following securities directly beneficially owned by Mr. Zola: (i) 11,388 shares of our Common Stock; and (ii) 1,168 shares of our Common Stock issuable upon the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023.

(17)	This total includes the securities beneficially owned by all of our directors and officers as a group, including, without limitation, the securities described in footnotes (8) through (16). It also includes an aggregate: (i) 590,849 shares of our Common Stock issuable upon the exercise of options which are vested as of April 10, 2023; and (ii) 128,275 shares of our Common Stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following April 10, 2023. Other than as stated in this footnote and in footnotes (8) through (16), above, none of our directors or officers is capable of acquiring shares of the Company’s capital stock within 60 days of April 10, 2023 through the vesting of restricted stock units or stock option awards, or otherwise.

Series H Preferred Stock

The following table sets forth information regarding beneficial ownership of the Series H Preferred Stock by: (i) each person who is known by us to beneficially own more than 5% of the Series H Preferred Stock; (ii) our current directors and our named executive officers; and (iii) all of our current directors and executive officers as a group. The information reflects beneficial ownership, as determined in accordance with the SEC’s rules and are based on 14,356 shares of our Series H Preferred Stock issued and outstanding as of April 10, 2023.

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Five Percent Stockholders:
Mark E. Strome(2)	6,400	44.58%
BRC Partners Opportunity Fund LP(3)	2,500	17.41%
Warlock Partners, LLC	2,200	15.32%
Pegasus Capital II, LP	1,500	10.45%
Bryant R. Riley and B. Riley Financial, Inc.(4)	975	6.79%

Directors and Named Executive Officers:
Ross Levinsohn	200	1.39%
Avi Zimak	—	—
Henry Robertson Barrett	—	—
H. Hunt Allred	—	—
Laura Lee	—	—
Christopher Petzel	—	—
Daniel Shribman	—	—
Todd Sims	—	—
Carlo Zola	—	—
Total Executive Officers and Directors, as a group (12 persons)	200	1.39%

*	The address for each person listed above is 200 Vesey Street, 24th Floor, New York, New York, 10281, unless otherwise indicated.
**	Less than 1%.
(1)	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any shares of this class of security that such person has the right to acquire within sixty (60) days of March 31, 2023, pursuant to options, warrants, conversion privileges, or other rights.

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(2)	As reported on a Statement on Schedule 13G, Amendment No. 3, filed with the SEC on January 11, 2021, the securities reported in the table above consist of: (i) 4,800 shares of our Series H Preferred Stock directly beneficially owned by Fund I and (ii) 1,600 shares of our Series H Preferred Stock directly beneficially owned by the Strome Trust. According to the aforementioned Statement, the general partner of Fund I is SIM, and the general partner of SIM is SG. Mark E. Strome is the President and Chief Executive Officer of SG and trustee of the Strome Trust. As such, Mr. Strome may be deemed to indirectly beneficially own the securities directly held by the Strome Trust and Fund I. Each of SIM and SG may be deemed to indirectly beneficially own the securities directly held by Fund I. The principal business office of each of the aforementioned parties is: 1688 Meridian Avenue, Suite 727, Miami Beach, FL 33139.
(3)	The principal business address of this investor is: 11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025.
(4)	As reported on a Statement filed with the SEC by the affiliated investor group on Schedule 13D, as last amended on Amendment No. 8, filed on March 31, 2023, the securities reported in this row consist of the following: (i) 865 shares of our Series H Preferred Stock directly beneficially owned by BRFI; and (ii) 110 shares of our Series H Preferred Stock directly beneficially owned by BRPI. Bryant R. Riley and B. Riley Financial, Inc. may also be deemed to indirectly beneficially own the aforementioned securities directly held by each of BRFI and BRPI. The principal business address of each of aforementioned parties is: 11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a class of our equity securities registered pursuant to Section 12 of the Exchange Act to file with the SEC certain reports concerning beneficial ownership, and changes thereto. Officers, directors, and ten-percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of the reports furnished to us and written representations from persons concerning the necessity to file these reports, we believe that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during fiscal year 2022 were filed with the SEC on a timely basis, except for the following:

Reporting Person	Number of Late Reports	Number of Transactions Not Reported On a Timely Basis	Number of Known Failures to File Required Form
Ross Levinsohn(1)	2	12	0
Avi Zimak(2)	2	16	0
H. Robertson Barrett(4)	2	11	0
Paul Edmondson(3)	3	61	0
Spiros Christoforatos(5)	3	3	0
Andrew Kraft(6)	2	15	0
Jill Marchisotto(7)	2	16	0
Douglas Smith(8)	2	17	0

(1)	Delinquent reports for Mr. Levinsohn include: (i) one late report filed on a Form 4 on May 25, 2022 to report 8 transactions (one RSU vesting, one open market purchase of stock, one forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting, and the repricing of 5 option grants); and (ii) one late report filed on a Form 4 on December 30, 2022 to report 4 transactions (the grants of one stock option and one RSU award and 2 RSU vestings).

(2)	Delinquent reports for Mr. Zimak include: (i) one late report filed on a Form 4 on August 1, 2022 to report 15 transactions (9 RSU vestings, one forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting, the grants of one stock option and one RSU award, and the repricing of 3 option grants); and (ii) one late report filed on a Form 4 on December 23, 2022 to report one transaction (the forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting).

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(3)	Delinquent reports for Mr. Edmondson include: (i) one amendment to Form 3, filed on January 21, 2022, to include shares owned by Mr. Edmondson’s spouse which were inadvertently omitted from his Form 3 report; (ii) one amendment to a Form 4, filed on January 21, 2022, reporting 36 transactions, all of which transactions occurred prior to 2022 (20 stock repurchase transactions between Mr. Edmondson and his spouse, on the one hand, and the Company, on the other hand (10 by Mr. Edmondson and 10 by his spouse), 2 option awards, 2 RSU awards, 2 RSU vestings, and 10 forfeitures or withholdings of shares in satisfaction of tax liabilities arising from the RSU vestings); (iii) one late report filed on a Form 4 on September 7, 2022 to report 23 transactions which occurred in 2022 (9 RSU vestings, 8 repurchase transactions with the Company (4 by Mr. Edmondson and 4 by his spouse), one forfeiture or withholding of shares in satisfaction of tax liabilities arising from RSU vestings, grants of one stock option and one RSU award, and the repricing of 3 option grants); and (iv) one late report filed on a Form 4 on December 23, 2022 to report one forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting which occurred in 2022.

(4)	Delinquent reports for Mr. Barrett include: (i) one late report filed on a Form 4 on August 1, 2022 to report 10 transactions (6 RSU vestings, one forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting, the grants of one stock option and one RSU award, and the repricing of one option grant); and (ii) one late report filed on a Form 4 on December 23, 2022 to report one transaction (the forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting).

(5)	Delinquent reports for Mr. Christoforatos include: (i) one late report filed on a Form 3 on May 17, 2022, to report initial holdings of no securities as of his designation as a Section 16 officer of our Company; (ii) one late report filed on a Form 4 on May 17, 2022, to report one transaction (one option award granted following designation as a Section 16 officer); and (iii) one late report filed on a Form 4 on August 1, 2022 to report two transactions (one option award and one RSU award).

(6)	Delinquent reports for Mr. Kraft include: (i) one late report filed on a Form 4 on September 2, 2022 to report 13 transactions (9 RSU vestings, one forfeiture or withholding of shares in satisfaction of tax liabilities arising from RSU vestings, the grants of one stock option and one RSU award, and the repricing of 2 option grants); and (ii) one late report filed on a Form 4 on December 23, 2022 to report one forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting.

(7)	Delinquent reports for Ms. Marchisotto include: (i) one late report filed on a Form 4 on August 1, 2022 to report 15 transactions (8 RSU vestings, one forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting, the grants of one stock option and one RSU award, and the repricing of 4 option grants); and (ii) one late report filed on a Form 4 on December 23, 2022 to report one forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting.

(8)	Delinquent reports for Mr. Smith include: (i) one late report filed on a Form 4 on September 7, 2022 to report sixteen transactions (nine RSU vestings, one forfeiture or withholding of shares in satisfaction of tax liabilities arising from RSU vestings, the grants of one stock option and one RSU award, and the repricing of four option grants); and (ii) one late report filed on a Form 4 on December 23, 2022 to report one transaction (the forfeiture or withholding of shares in satisfaction of tax liabilities arising from a RSU vesting).

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EXECUTIVE COMPENSATION

Named Executive Officers

During fiscal year 2022, our named executive officers were as follows:

●	Ross Levinsohn: Chief Executive Officer and Chairman
●	Avi Zimak: Chief Revenue Officer
●	Henry Robertson Barrett: President, Media

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of our growth and long-term success. To attract, retain, and motivate the executive officers to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary, bonuses and equity awards.

Elements of our Executive Compensation and Benefits Programs

Base Salary

The Compensation Committee considers what salaries must be paid in order to attract and retain high-quality executive officers. We annually review our executive officers’ base salaries and make adjustments only when necessary based on individual and Company performance. We provide a minimum, fixed level of cash compensation to reflect the level of accountability of talented executive officers who can continue to improve our overall performance. In addition, salary is based on experience, industry knowledge, duties and scope of responsibility, as well as the competitive market for talent.

Annual Bonus Opportunity

As described below under “Named Executive Officer Employment Agreements” our named executive officers are eligible for annual cash-based bonus payments that are based on the achievement of certain individual and company performance metrics. We use the annual performance bonus opportunity to motivate our named executive officers to achieve our business goals. The annual performance bonus opportunity provides payments if our named executive officers produce short-term results that meet or exceed certain pre-established annual financial targets or individual performance goals in effect as determined from time to time by us and approved by the Compensation Committee.

Incentive Compensation

Equity awards under the 2022 Plan are a vital piece of our total compensation package. Equity awards are intended to compensate named executive officers for sustained long-term performance, align the interests of our named executive officers and stockholders, and encourage retention through multi-year vesting schedules. Equity incentive awards may take a variety of forms. Levels, mix, and frequency of awards are determined by the Compensation Committee, and are designed to reflect each recipient’s level of responsibility and performance.

Retirement Benefits

We offer a qualified 401(k) defined contribution plan. All of our employees are eligible to participate in this plan, including our named executive officers, subject to limitations imposed by the Internal Revenue Code (the “Code”). We currently match 100% of contributions made by participants in the 401(k) up to 4% of eligible annual compensation.

Other Compensation

In 2021 and 2022, we provided our employees, including each of our named executive officers, with health insurance coverage.

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Hedging Policy and Pledging of Securities

Pursuant to our Insider Trading Policy, our employees, officers, and directors cannot engage in hedging transactions related to our securities. Employees, officers, and directors are also prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Summary Compensation Table

The following table sets forth information concerning compensation awarded to, earned by, or paid to each of our named executive officers for all services rendered in all capacities during 2021 and 2022:

(a) Name and Principal Position	(b) Year	(c) Salary	(e) Stock Awards(1)	(f) Option Awards (1)(2)	(g) Non-Equity Incentive Plan Compensation	(i) Total Compensation
Ross Levinsohn(3)(4)	2022	$550,000	$801,640	$759,018	$1,750,000	$3,860,658
Chief Executive Officer and Chairman	2021	581,352	7,580,487	2,322,018	250,000	10,733,857
Avi Zimak(3)	2022	450,000	320,700	411,814	566,794	1,749,308
Chief Revenue Officer	2021	450,000	1,997,561	589,829	416,790	3,454,180
Henry Robertson Barrett	2022	420,000	320,700	253,233	472,351	1,466,284
President, Media

(1)	The fair value of stock awards and option awards granted during the years ended December 31, 2021 and 2022 was calculated in accordance with ASC 718. Refer to our consolidated financial statements for the year ended December 31, 2022 in Note 23, Stock-Based Compensation, filed as part of our Annual Report for valuation assumptions.

(2)	Effective March 18, 2022, the Board approved a decrease of the exercise price, to $8.82 per share, for certain stock options previously issued to the Company’s executives. Pursuant to the action taken by the Board on March 18, 2022, all other terms of those options remained the same, including, but not limited to, the vesting schedules and expiration dates. Mr. Levinsohn held an aggregate 405,561 options that were repriced effective March 18, 2022, which had a weighted average exercise price prior to the decrease of $15.22 per share. Mr. Zimak held an aggregate 152,164 options that were repriced effective March 18, 2022, which had a weighted average exercise price prior to the decrease of $17.08 per share. Mr. Barrett held one award for 58,182 options that was repriced effective March 18, 2022, which had an exercise price prior to the decrease of $17.38 per share. The amounts shown under the “Option Awards” and “Total Compensation” columns for 2022 include the incremental amounts by which the fair value of the modified options exceeded the fair value of the original options as of the date of such modification, which amounts were as follows: (i) for Mr. Levinsohn: $529,278; (ii) for Mr. Zimak: $258,654; and (iii) for Mr. Barrett: $100,073.

(3)	Amounts in the “Option Awards” and “Total Compensation” columns for Mr. Levinsohn for 2021 reflect a correction to include an additional incremental amount of compensation realized during 2021 due to the modification by the Board, on January 8, 2021, of certain option awards held by Mr. Levinsohn, but which amounts were inadvertently omitted from the Summary Compensation Table in the Company’s 2021 proxy statement. As previously reported in the 2021 proxy statement, effective January 8, 2021, the Board approved amendments to certain option awards previously granted to Messrs. Levinsohn and Zimak to remove stock price targets and related performance-based vesting conditions, such that the modified awards were subject only to time-based vesting, upon their continued service to the Company. Mr. Levinsohn held an aggregate 115,093 options that were subject to this modification. Mr. Zimak held one award for 51,137 options that was subject to this modification. The amounts shown under the “Option Awards” and “Total Compensation” columns above, for 2021, include an increase of $6,384 from the compensation reported for Mr. Levinsohn in the 2021 proxy statement, which is the incremental amount by which the fair value of the modified options granted to Mr. Levinsohn exceeded the fair value of the original options as of the date of such modification. The 2021 modification to Mr. Zimak’s option award did not result in any additional incremental increase in the fair value of his award.

(4)	On November 22, 2022, the Board approved the modification of the vesting schedule to a performance-based equity award previously granted to Mr. Levinsohn, consisting of 232,815 restricted stock units (“Mr. Levinsohn’s RSU Award”). Pursuant to that modification, the market trading volume condition was removed as a vesting trigger and Mr. Levinsohn’s RSU Award remained subject only to the remaining performance criteria for each tranche, which relate to the achievement of stock price targets, based on a 45-day volume weighted average price, for the Company’s Common Stock. In the table above, the amounts in the “Stock Awards” and “Total Compensation” columns for Mr. Levinsohn for 2022 include the incremental amount by which the fair value of Mr. Levinsohn’s RSU Award exceeded its original fair value on the modification date.

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Named Executive Officer Employment Agreements

Each of our named executive officers has a written employment agreement without as described below.

Ross Levinsohn

On February 18, 2021, we entered into the second amended and restated executive employment agreement (the “Second A&R Employment Agreement”) with Mr. Levinsohn, which was effective as of August 26, 2020, the date on which Mr. Levinsohn was appointed as our Chief Executive Officer. Pursuant to the terms of the Second A&R Employment Agreement, Mr. Levinsohn will continue to serve as our Chief Executive Officer through December 31, 2023, subject to automatic renewal for an additional one-year term, or until the Second A&R Employment Agreement is terminated in accordance with its terms. The Second A&R Employment Agreement provides that Mr. Levinsohn will be paid an annual base salary of $550,000, subject to annual review by our Board and, should any member of our leadership receive an increase in their annual salary, he will receive an increase in base salary equal to that percentage increase. Mr. Levinsohn was also eligible to earn an annual bonus based on a target bonus amount of $1.0 million, earned and payable upon the completion of certain performance thresholds. He is also eligible to participate in our equity award plan and is entitled to the same employment benefits available to our employees, as well as to the reimbursement of business expenses during his term of employment. The Second A&R Employment Agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), under which Mr. Levinsohn would be entitled to annual bonuses earned but not yet paid and salary continuation through December 31, 2023, or the end of any renewal term, if applicable, but in no event will he be eligible to less than twelve months of salary continuation and reimbursement of 18 consecutive months of COBRA costs. Mr. Levinsohn is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, non-disparagement, and competition.

On October 6, 2021, we entered into a Bonus Letter (the “Bonus Letter”) with Mr. Levinsohn, pursuant to which we agreed to pay Mr. Levinsohn a one-time bonus in the amount of $300,000 in the event our Common Stock was listed on the Nasdaq.

On December 22, 2021, we entered into Amendment No. 1 to the Second A&R Employment Agreement (“Levinsohn Amendment No. 1”) with Mr. Levinsohn, pursuant to which (i) the Bonus Letter was terminated and (ii) Mr. Levinsohn’s target bonus amount for calendar year 2021 in the Second A&R Employment Agreement was amended, whereby Mr. Levinsohn is eligible to earn an annual bonus based on a target bonus amount of $1 million, (a) $333,333 of which is earned on the date that either (1) we submit a formal application to list our Common Stock on a nationally recognized stock exchange or (2) our Board determines that we should not become listed on a national securities exchange in 2021 or 2022; and (b) up to $667,667 of which is earned and payable if we achieve 70% or more of our EBITDA target (with $333,333 earned if 70% of the EBITDA target is achieved, and for every 1% in excess of 70% of the EBITDA target, an additional $11,111 is earned). If we achieve less than 70% of its EBITDA target, our Board has the discretion to determine the amount of the bonus earned, if any. In addition, the Levinsohn Amendment No. 1 provides that Mr. Levinsohn will be eligible to receive a bonus of up to $1.0 million in calendar years 2022 and 2023 based on achievement of EBITDA targets set by our Board. The Levinsohn Amendment No. 1 contemplates that any bonus that is earned will be paid quarterly based on quarterly results and provides for a reconciliation to occur at the end of the fiscal year.

On November 24, 2022, we entered into Amendment No. 2 to the Second A&R Employment Agreement (“Levinsohn Amendment No. 2”), pursuant to which (i) Mr. Levinsohn’s annual salary was increased from $550,000 to $775,000, and will increase by 2.5% annually during the Term (as defined in Levinsohn Amendment No. 2), commencing in calendar year 2024; (ii) Mr. Levinsohn’s target bonus for calendar year 2023 was decreased from $1,000,000 to $775,000, and will increase by 2.5% annually during the Term, commencing in calendar year 2024; (iii) during the second quarter of 2023, we will grant Mr. Levinsohn 315,000 restricted stock units, which will vest over three years subject to his continued employment and the satisfaction of certain financial and other performance-related criteria to be determined by our Board or the Compensation Committee; (iv) a trading volume performance criterion was eliminated from the vesting conditions of the restricted stock unit award granted to Mr. Levinsohn in February 2021; and (v) the end date of the initial term of Mr. Levinsohn’s employment as our Chief Executive Officer was extended from December 31, 2023 to December 31, 2026, with an automatic renewal thereafter for an additional 12 months, subject to certain exceptions.

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Avi Zimak

On June 14, 2020, we entered into an Amended & Restated Executive Employment Agreement (the “Zimak Amended Agreement”) with Mr. Zimak. Pursuant to the terms of the Zimak Amended Agreement, Mr. Zimak’s annual salary was reduced to $427,500 effective April 1, 2020, and then further reduced to $363,375, effective June 14, 2020 until December 31, 2020. Beginning January 1, 2021, Mr. Zimak’s annual salary was set at $450,000. Pursuant to the terms of the Zimak Amended Agreement, Mr. Zimak would be entitled to an annual base bonus equal to $375,000 for fiscal 2020 and $450,000 for fiscal 2021 and beyond, which bonus could be earned based on certain annual revenue targets. The Zimak Amended Agreement contemplated that to the extent earned, the annual bonus would be paid quarterly based on the achievement in a quarter of a portion of the annual revenue target then in effect. The Zimak Amended Agreement provided for various termination events under which he was entitled to salary continuance for the longer of (i) the remainder of the term of the Zimak Amended Agreement or (ii) one year following the date of the termination, and all of the shares of our Common Stock underlying the restricted stock units awarded to Mr. Zimak pursuant to his employment agreement dated November 2, 2019, would automatically vest. He was also subject to a restrictive covenant on solicitation of employees for a period of one year after the termination of his employment and a restrictive covenant on solicitation of customers during his employment and for a period of one year following the termination of his employment.

On February 22, 2021, effective January 1, 2021, the parties entered into a Second Amended and Restated Executive Employment Agreement (the “A&R Zimak Employment Agreement”). Pursuant to the terms of the A&R Zimak Employment Agreement, Mr. Zimak will serve as the Company’s Chief Revenue Officer for a two-year period beginning on January 1, 2021, subject to automatic renewal for one-year terms, or until the A&R Zimak Employment Agreement is terminated in accordance with its terms. The A&R Zimak Employment Agreement provides that Mr. Zimak will be paid an annual base salary of $450,000, subject to annual review by our Board. Mr. Zimak is also eligible to earn an annual bonus based on a target bonus amount of $450,000 with respect to calendar years 2021 and beyond, subject to certain performance conditions. Mr. Zimak received a one-time signing bonus in the amount of $250,000, which must be repaid to us in the event Mr. Zimak is terminated for cause or resigns other than for good reason. He is also eligible to participate in the 2022 Plan and is entitled to the same employment benefits available to the employees, as well as to the reimbursement of business expenses during his term of employment. The A&R Zimak Employment Agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), under which Mr. Zimak would be entitled to salary continuation for up to one year. Mr. Zimak is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with us for a period of up to one year after termination of the A&R Zimak Employment Agreement.

Henry Robertson Barrett

Effective February 16, 2021, we entered into an employment agreement with Mr. Barrett (the “Barrett Employment Agreement”). The Barrett Employment Agreement contemplates a term that commences on February 16, 2021 and continues indefinitely until it is terminated in accordance with the provisions of the Barrett Employment Agreement. The Barrett Employment Agreement provides that Mr. Barrett will serve as our President, Media. Mr. Barrett will be paid an annual base salary of $400,000, subject to annual review by our Board and an annual increase of at least 5%. Mr. Barrett is also eligible to earn an annual bonus in accordance with the executive cash bonus plan, with a target bonus amount equal to 100% of his annual salary as of the last day of the applicable year. He is also eligible to participate in the 2022 Plan and is entitled to the same employment benefits available to our employees, as well as to the reimbursement of business expenses during his term of employment. The Barrett Employment Agreement provides for various termination events under which Mr. Barrett would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals. Mr. Barrett is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with us for a period of up to one year after termination of the Barrett Employment Agreement.

Potential Payments Upon Termination or Change-of-Control

Mr. Levinsohn

The Second A&R Employment Agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), under which Mr. Levinsohn would be entitled to annual bonuses earned but not yet paid and salary continuation through December 31, 2026, or the end of any renewal term, if applicable, but in no event will he be eligible for less than twelve months of salary continuation and reimbursement of 18 consecutive months of COBRA costs. In addition, he would be entitled to the acceleration of vesting of outstanding equity awards.

Mr. Zimak

The A&R Zimak Employment Agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), under which Mr. Zimak would be entitled to salary continuation for up to one year.

Mr. Barrett

The Barrett Employment Agreement provides for various termination events under which Mr. Barrett would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals.

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Outstanding Equity Awards at Fiscal Year-End

The following tables provide information concerning options to purchase shares of our Common Stock and stock awards held by the named executive officers on December 31, 2022.

(a) Name	(b) Number of Securities Underlying Unexercised Options	(c) Number of Securities Underlying Unexercised Options		(d) Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	(e) Option exercise price ($)(1)	(f) Option expiration date
Ross Levinsohn	24,182	—	(2)	—	8.82	4/10/2029
Ross Levinsohn	90,910	—	(2)	—	8.82	6/11/2029
Ross Levinsohn	90,910	—	(2)	—	8.82	9/16/2029
Ross Levinsohn	99,779	—	(2)	—	8.82	2/18/2031
Ross Levinsohn	—	99,779	(3)	—	8.82	2/18/2031
Ross Levinsohn	—	45,000	(4)	—	10.69	6/6/2032
Avi Zimak	51,137	—	(2)	—	8.82	12/2/2029
Avi Zimak	51,137	—	(2)	—	8.82	12/2/2029
Avi Zimak	31,874	18,016	(5)	—	8.82	2/18/2031
Avi Zimak	—	30,000	(6)	—	10.69	6/6/2032
Henry Robertson Barrett	37,171	21,011	(7)	—	8.82	2/18/2031
Henry Robertson Barrett	—	30,000	(8)	—	10.69	6/6/2032

(1)	As discussed above under the Summary Compensation Table, effective March 18, 2022, the Board approved a decrease of the exercise price, to $8.82 per share, for certain stock options previously issued to the Company’s executives. The outstanding Equity Awards at Fiscal Year End Table reflects the modified option exercise price for those modified options held by our named executive officers which remained outstanding as of December 31, 2022.
(2)	As of December 31, 2022, the options are fully vested.
(3)	The options vested or vest as to one-third of the total award on February 18, 2022, with the balance vesting in ratable monthly installments thereafter over the next 24 months, subject to Mr. Levinsohn’s continued service with our Company.
(4)	The options vest as to one-third of the total award on June 6, 2023, with the balance vesting thereafter in ratable monthly installments over the next 24 months, subject to Mr. Levinsohn’s continued service with our Company.
(5)	The options vested or vest as to one-third of the total award on January 1, 2022, with the balance vesting in ratable monthly installments thereafter over the next 24 months, subject to Mr. Zimak’s continued service with our Company.
(6)	The options vest as to one-third of the total award on June 6, 2023, with the balance vesting thereafter in ratable monthly installments over the next 24 months, subject to Mr. Zimak’s continued service with our Company.
(7)	The options vested or vest as to one-third of the total award on February 18, 2022, with the balance vesting in ratable monthly installments thereafter over the next 24 months, subject to Mr. Barrett’s continued service with our Company.
(8)	The options vest as to one-third of the total award on June 6, 2023, with the balance vesting thereafter in ratable monthly installments over the next 24 months, subject to Mr. Barrett’s continued service with our Company.

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(a) Name	(g) Number of shares or units of stock that have not vested (#)	(h) Market value of shares or units of stock that have not vested ($)		(i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		(j) Equity incentive plan awards: Market or payout value of unearned shares, units or other units or other rights that have not vested ($)
Ross Levinsohn	—	$—		155,212	(9)	1,646,799
Ross Levinsohn	45,000	477,450	(10)	—		—
Avi Zimak	42,038	446,023	(11)	—		—
Avi Zimak	30,000	318,300	(12)	—		—
Henry Robertson Barrett	53,033	562,680	(13)	—		—
Henry Robertson Barrett	30,000	318,300	(14)	—		—

(9)	As discussed in footnote 4 to the Summary Compensation Table, above, on November 22, 2022, the Board approved the modification of the vesting schedule to Mr. Levinsohn’s RSU Award, such that its performance-based vesting condition based on the market trading volume of our Common Stock was removed as a vesting trigger and Mr. Levinsohn’s RSU Award remained subject only to the remaining performance criteria for each tranche, which relate to the achievement of stock price targets, based on a 45-day volume weighted average price (the “Stock Price Performance Target”) for the Company’s Common Stock. On November 28, 2022, the Stock Price Performance Target for the first tranche of Mr. Levinsohn’s RSU Award, representing 1/3 of the total award, or 77,605 shares, was achieved and that number of restricted stock units vested and were thereafter settled for shares of our Common Stock. Following the vesting of the first tranche, the remaining two tranches of the award shall vest upon the achievement of the relevant Stock Price Performance Target for each tranche, subject to Mr. Levinsohn’s continued service with our Company on the applicable vesting dates.
(10)	Mr. Levinsohn was granted a restricted stock unit award consisting of 45,000 restricted stock units on June 6, 2022. One-third of the shares underlying this time-based restricted stock unit award shall vest on June 6, 2023, and the balance shall vest in ratable monthly installments thereafter over the next twenty-four months, subject to Mr. Levinsohn’s continued service with our Company.
(11)	Mr. Zimak was granted the pre-reverse stock split equivalent of 116,408 restricted stock units on February 18, 2021. One-third of the shares of our Common Stock underlying the award vested on January 1, 2022, and the balance vested or vests in equal installments thereafter over the next twenty-four months.
(12)	Mr. Zimak was granted a restricted stock unit award consisting of 30,000 restricted stock units on June 6, 2022. One-third of the shares underlying this time-based restricted stock unit award shall vest on June 6, 2023, and the balance shall vest in ratable monthly installments thereafter over the next twenty-four months, subject to Mr. Zimak’s continued service with our Company.(13) Mr. Barrett was granted a restricted stock unit award consisting of the pre-reverse stock split equivalent of 136,364 restricted stock units on February 18, 2021. One-third of the shares of our Common Stock underlying the restricted stock units vested on February 18, 2022, and the balance vested or vests in equal installments over the next twenty-four months thereafter, subject to Mr. Barrett’s continued service with our Company.
(13)	Mr. Barrett was granted a restricted stock unit award consisting of 30,000 restricted stock units on June 6, 2022. One-third of the shares of our Common Stock underlying the restricted stock units shall vest on June 6, 2023, and the balance vested or vests thereafter ratably in monthly installments over the next 24 months, subject to Mr. Barrett’s continued service with our Company.

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DIRECTOR COMPENSATION

Director Compensation

The following table provides information for the year ended December 31, 2022 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2022, other than Mr. Levinsohn, our Chief Executive Officer and Chairman. Mr. Levinsohn is not included in the table below, as he is an employee and received no additional compensation for his service as a director during 2022. The compensation received by Mr. Levinsohn as an employee is shown in the “Executive Compensation—2022 Summary Compensation Table” above.

(a) Name of Director	(b) Fees Earned or Paid in Cash(1)	(c) Stock Awards(2)	(h) Total
H. Hunt Allred(3)	$45,000	$79,461	$124,461
Laura Lee(3)	45,000	79,461	124,461
Christopher Petzel(4)	26,250	52,974	79,224
Daniel Shribman(4)	26,250	52,974	79,224
Todd D. Sims(3)	45,000	79,461	124,461
Carlo Zola(3)	45,000	79,461	124,461

(1)	Fees Earned or Paid in Cash set forth in column (b) includes all meeting and retainer fees paid quarterly in cash.
(2)	Restricted stock awards were issued pursuant to the 2022 Plan and the March 2022 Compensation Policy (as defined below). Each of these restricted stock awards were fully vested as of December 31, 2022. The table reflects the fair value of the stock awards calculated in accordance with FASB ASC 718. Refer to our consolidated financial statements for the year ended December 31, 2022 in Note 23, Stock-Based Compensation, filed as part of our Annual Report.
(3)	As of December 31, 2022, the aggregate number of shares of our Common Stock underlying the stock awards in column (c), corresponding to equity awards granted to each of Messrs. Allred, Sims, and Zola, and Ms. Lee,was 8,100 shares.
(4)	As of December 31, 2022, the aggregate number of shares of our Common Stock underlying the stock awards in column (c), corresponding to equity awards granted to each of Messrs. Petzel and Shribman, was 5,400 shares.

Director Compensation Policies

On March 14, 2022, our Compensation Committee approved and adopted our current Director Compensation Policy for our non-employee directors (the “March 2022 Compensation Policy”), which was ratified by our Board on March 24, 2022. The March 2022 Compensation Policy provides that the non-employee directors will be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $50,000, vesting monthly in 12 equal installments, and annual cash compensation to each non-employee director of $35,000, payable in four equal quarterly installments at each quarter end. In addition, it also provides that any non-employee director who serves as the chairperson of one or more committees of our Board will be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $25,000, vesting monthly, and annual cash compensation of $25,000, payable in four equal quarterly installments at each quarter end.

Risks from Compensation Policies and Practices

The Compensation Committee reviews our compensation policies and practices to determine areas of potential risks and the actions we have taken, or should take, to mitigate any such identified risks. Based on the Compensation Committee’s review of our compensation policies and practices, we do not believe that any risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on our business.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table sets forth as of December 31, 2022, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	6,060,877	$9.77	504,782
Equity compensation plans not approved by security holders	1,142,338	11.25	119,756
Total	7,203,215	$10.01	624,538

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Plans Adopted by Stockholders

2016 Stock Incentive Plan

In December 2016 our Board approved the 2016 Stock Incentive Plan (the “2016 Plan”) which was subsequently approved by our stockholders. The purpose of the 2016 Plan is to retain the services of our directors, employees, and consultants, align the interests of these individuals with the interests of our stockholders, and to serve as an aid and inducement in the hiring of new employees through awards of stock options, restricted stock awards, unrestricted stock awards, and performance stock awards (collectively, “2016 Plan Awards”). Under the terms of the 2016 Plan, 2016 Plan Awards to purchase up to 454,545 shares of our Common Stock may be granted to eligible participants. As of March 31, 2023, no shares of our Common Stock remain available for issuance pursuant to the 2016 Plan. The 2016 Plan will terminate on December 19, 2026, unless previously terminated by our Board. The 2016 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2016 Plan.

2019 Stock Incentive Plan

In April 2019 our Board approved the 2019 Stock Incentive Plan (the “2019 Plan”) which was subsequently approved by our stockholders. The purpose of the 2019 Plan is to retain the services of our directors, employees, and consultants and align the interests of these individuals with the interests of our stockholders through awards of stock options, restricted stock awards, unrestricted stock awards, and stock appreciation rights (collectively, “2019 Plan Awards”). Under the terms of the 2019 Plan, 2019 Plan Awards to purchase up to 8,409,090 shares of our Common Stock may be granted to eligible participants. As of March 31, 2023, no shares of our Common Stock remain available for issuance pursuant to the 2019 Plan. The 2019 Plan will terminate on April 4, 2029, unless previously terminated by our Board. The 2019 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2019 Plan.

2022 Plan

In April 2022 our Board adopted the 2022 Plan which was subsequently approved by our stockholders. The purpose of the 2022 Plan is to foster the growth and success of the Company by providing a means to attract, motivate and retain officers, directors, key employees, and consultants through awards of stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards and restricted stock units (collectively, the “2022 Plan Awards”). Under the terms of the 2022 Plan, 2022 Plan Awards to purchase up to 1,800,000 shares of our Common Stock may be granted to eligible participants. As of March 31, 2023, 363,599 shares of our Common Stock remain available for issuance pursuant to the 2022 Plan. Shares subject to an award that have been canceled, expired, settled in cash, or not issued or forfeited for any reason will not reduce the aggregate number of shares that may be subject to or delivered under the 2022 Plan and will be available for future awards granted under the 2022 Plan. The 2022 Plan will continue unless terminated by our Board. The 2022 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2022 Plan.

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Plans Adopted Without Approval of Security Holders

Publisher Partner Warrant Program

On May 20, 2020, our Board approved the third Publisher Partner Warrant Program, which superseded the second Publisher Partner Warrant Program and authorized us to grant Publisher Partner Warrants to purchase up to 90,910 shares of our Common Stock. Such Publisher Partner Warrants granted under the third Publisher Partner Warrant Program were to be issued with the same terms as under the second Publisher Partner Warrant Program that was terminated on March 10, 219, except that any Publisher Partner Warrants issued under the third Publisher Partner Warrant Program are no longer subject to performance conditions. Warrants issued under the second Publisher Partner Warrant Program were to be issued with the same terms as under the first Publisher Partner Program, except that the shares of our Common Stock underlying the Publisher Partner Warrants under the second Publisher Partner Warrant Program were to be earned and vest over three-years. Warrants issued prior to the third and second Publisher Partner Warrant Programs, or under the first Publisher Partner Warrant Program that was approved by our Board on December 19, 2016, were exercisable over a three-year vesting period once earned based on certain performance conditions within six-months issuance, on a cashless basis with a five-year term. The issuance of the Publisher Partner Warrants is administered by management and approved by our Board. We have not granted any Publisher Partner Warrants under any such program since fiscal 2018.

On November 2, 2022, our Board approved a plan (the “Warrant Incentive Program”) to grant warrants to certain publishers (the “New Publisher Warrants”), that authorized us to grant New Publisher Warrants to purchase up to 33,000 shares of our Common Stock. The New Publisher Warrants granted under the Warrant Incentive Program will have the following terms: (i) one-third will become exercisable and vest on the one-year anniversary of the issuance; (ii) the remaining warrants will become exercisable and vest in a series of twenty-four (24) successive equal monthly installments following the first anniversary of the issuance; and (iii) the New Publisher Warrants will have a five-year term. Ross Levinsohn, our Chief Executive Officer, has the authority granted by our Board, to issue up to 400 warrants at his discretion under the Warrant Incentive Program to each Publisher Partner.

Outside-Plan Options

During fiscal 2018, our Board approved the granting of options outside of the 2016 Plan (the “Outside Options”) to certain officers, directors, and employees to provide equity incentive in exchange for consideration in the form of services to us. The Outside Options are exercisable for shares of our Common Stock. The Outside Options either vest upon the passage of time or are tied to the achievement of certain performance targets. On January 8, 2021, our Board approved an amendment to the Outside Option award grants, which eliminated the performance targets, therefore, the awards continue to vest solely on the time vesting conditions. Our Board approved a repricing of our Outside Options for a certain employee on March 18, 2022 and our stockholders approved the repricing on June 2, 2022.

Warrants

On June 14, 2019, our Board approved and we issued 999,540 warrants to acquire our Common Stock to ABG in connection with the Sports Illustrated Licensing Agreement, expiring in ten years. Half the warrants have an exercise price of $9.24 per share (the “$9.24 Warrants”). The other half of the warrants have an exercise price of $18.48 per share (the “$18.48 Warrants”). The warrants provide for the following: (1) 40% of the $9.24 Warrants and 40% of the $18.48 Warrants vest in equal monthly increments over a period of two years beginning on the one year anniversary of the date of issuance of the warrants (any unvested portion of such warrants to be forfeited by ABG upon certain terminations by us of the Sports Illustrated Licensing Agreement) (the “Time-Based Warrants”); (2) 60% of the $9.24 Warrants and 60% of the $18.48 Warrants vest based on the achievement of certain performance goals for the licensed brands in calendar years 2020, 2021, 2022, or 2023; (3) under certain circumstances we may require ABG to exercise all (and not less than all) of the warrants, in which case all of the warrants will be vested; (4) all of the warrants automatically vest upon certain terminations of the Licensing Agreement by ABG or upon a change of control of the Company (the “Performance-Based Warrants”); and (5) ABG has the right to participate, on a pro-rata basis (including vested and unvested warrants, exercised or unexercised), in any future equity issuance (subject to customary exceptions). In June 2021, the exercise price of fifty percent (50%) of the $18.48 Warrants was changed to $9.24 per share in exchange for additional benefits under the Sports Illustrated Licensing Agreement.

On October 26, 2020, we issued 5,681 warrants to AllHipHop, LLC (the “AllHipHop Warrants”) to acquire our Common Stock in exchange for the surrender and termination of 6,819 previously issued Publisher Partner Warrants, with an exercise price of $14.30.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our chief executive officer (“CEO”) and our other named executive officers (“Non-CEO NEOs”) and Company performance for the fiscal years listed below. For more information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, see the section titled “Executive Compensation.” The information contained in this Pay Versus Performance section will not be incorporated into any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference therein.

Fiscal Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Total Shareholder Return(5)	Net Income (Loss) (6)
2022	$3,860,658	$3,604,568	$1,607,796	$1,401,026	$(19.62)	$(70,858,011)
2021	$10,733,857	$7,663,426	$3,803,592	$2,901,166	6.67	(89,939,653)

(1)	Mr. Levinsohn has been our Chief Executive Officer since August 2020.

(2)	Compensation Actually Paid to CEO reflects the following adjustments from Total compensation reported in the Summary Compensation Table for the years set forth in the table below:

	CEO
Prior FYE	12/31/2020	12/31/2021
Current FYE	12/31/2021	12/31/2022
Fiscal Year	2022	2021
Amounts Reported in “Total Compensation” Column of Summary Compensation Table for CEO	$3,860,658	$10,733,857
Deduction Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	(801,640)	(7,580,487)
Deduction for Amounts Reported under the “Option Awards” Columns in the Summary Compensation Table	(759,018)	(2,322,018)
Increase for Fair Value of Awards Granted During Current Fiscal Year which Remain Unvested as of the End of Current Fiscal Year	682,079	4,645,004
Increase for Fair Value at Vesting of Option Awards and Stock Awards Granted During Current Fiscal Year That Vested During Current Fiscal Year	__	2,460,595
Change in Fair Value from Prior Fiscal Year End to Current Fiscal Year End of Option Awards and Stock Awards Granted Prior to Current Fiscal Year that were Outstanding and Unvested as of Current Fiscal Year End	(689,641)	(116,704)
Change in Fair Value from Prior Fiscal Year End to Vesting Date of Option Awards and Stock Awards Granted Prior to Current Fiscal Year But Which Vested During Current Fiscal Year	462,262	(163,205)
Deduction of Fair Value of Option Awards and Stock Awards Granted prior to Current Fiscal Year That Were Forfeited During the Current Fiscal Year	—	—
Increase Based upon Incremental Fair Value of Option Awards and Stock Awards Modified During Current Fiscal Year	849,868	6,384
Compensation Actually Paid	$3,604,568	$7,663,426

(3)	The individuals comprising the Non-CEO NEOs for fiscal year 2022 consist of Avi Zimak and Henry Robertson Barrett. The individuals comprising the Non-CEO NEOs for fiscal year 2021 consisted of Avi Zimak and Paul Edmondson.

(4)	Compensation Actually Paid to Non-CEO NEOs reflects the following adjustments from Total compensation reported in the Summary Compensation Table for the years set forth in the table below:

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	NEOs
Prior FYE	12/31/2020	12/31/2021
Current FYE	12/31/2021	12/31/2022
Fiscal Year	2022	2021
Average of Amounts Reported in “Total Compensation” Column of Summary Compensation Table for Non-CEO NEOs	$1,607,796	$3,803,592
Deduction Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	(320,700)	(2,198,784)
Deduction for Amounts Reported under the “Option Awards” Columns in the Summary Compensation Table	(332,524)	(638,852)
Increase for Fair Value of Awards Granted During Current Fiscal Year which Remain Unvested as of the End of Current Fiscal Year	363,779	2,231,012
Increase for Fair Value at Vesting of Option Awards and Stock Awards Granted During Current Fiscal Year That Vested During Current Fiscal Year	__	__
Change in fair value from Prior Fiscal Year End to Current Fiscal Year End of Option Awards and Stock Awards granted prior to Current Fiscal Year that were outstanding and unvested as of Current Fiscal Year End	(54,934)	(50,828)
Change in Fair Value from prior Fiscal Year End to vesting date of Option Awards and Stock Awards Granted Prior to Current Fiscal Year But Which Vested During Current Fiscal Year	(15,081)	(303,993)
Deduction of Fair Value of Option Awards and Stock Awards Granted prior to Current Fiscal Year That Were Forfeited During the Current Fiscal Year	—	—
Increase Based upon Incremental Fair Value of Option Awards and Stock Awards Modified During Current Fiscal Year	152,689	29,019
Average Compensation Actually Paid	$1,401,026	$2,901,166

(5)	Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2020) by our share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable fiscal year as disclosed in our Annual Report.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to “Executive Compensation.”

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Chart Showing Graphical Relationship Between CEO and Non-CEO NEOs Compensation Actually Paid and TSR

* “CAP” stands for “Compensation Actually Paid” and is presented in thousands.

** “TSR” stands for “or Total Shareholder Return.”

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Chart Showing Graphical Relationship Between CEO and Non-CEO NEOs Compensation Actually Paid and Net Income (Loss)

* “CAP” stands for “Compensation Actually Paid” and is presented in thousands.

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PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firm. Our Audit Committee has appointed Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Marcum for stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of Marcum will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders submitted prior to the Annual Meeting. See the section entitled “Instructions for the virtual Annual Meeting – Participating in the Virtual Annual Meeting” above for how to submit questions.

Vote Required and Voting Recommendation

The ratification of the appointment of Marcum as our independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares of Voting Securities present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

Audit Fees

The following table sets forth the aggregate fees billed and incurred to both us or our subsidiaries by our independent registered public accounting firm for the years ended December 31, 2022 and 2021 for professional services by Marcum.

Category	2022	2021
Audit Fees(1)	$1,800,000	$850,000
Audit-related Fees(2)	—	—
All Other Fees(3)	—	—
Tax Fees(4)	—	—
Total Fees	$1,800,000	$850,000

(1)	“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; assistance with and review of documents filed with the SEC; services in connection with registration statements filed in 2021 and 2022; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).
(2)	Marcum did not provide any services not disclosed in the table above during 2022 and 2021. As a result, there were no audit-related fees billed or paid during 2022 and 2021.
(3)	Marcum did not provide any services not disclosed in the table above during 2022 and 2021. As a result, there were no other fees billed or paid during 2022 and 2021.
(4)	“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.

Pre-Approval Policies and Procedures

Our Audit Committee has considered the nature and amount of fees billed by our independent registered public accounting firm and believes that the provision of services for activities to the audit is in compliance with maintaining the independence of our independent registered public accounting firm.

All audit fees are approved by the Audit Committee. The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditor’s annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditor. Accordingly, all services described under “Audit Fees,” “Audit-related Fees,” “All Other Fees,” and “Tax Fees,” as applicable, were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditor to perform the non-audit services proscribed by law or regulations.

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PROPOSAL NO. 3 - APPROVAL OF THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

What Am I Voting On?

In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.

Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion and the other related disclosures.”

As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Voting Recommendation

The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares of Voting Securities present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING

ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 4 - SELECTION OF THE FREQUENCY OF FUTURE ADVISORY

VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What Am I Voting On?

In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to make a non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote and must be submitted to stockholders at least once every six years.

You have four choices for voting on this proposal. You can choose whether future non-binding advisory votes on the compensation of our named executive officers should be conducted every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS.” You may also “ABSTAIN” from voting.

After careful consideration, our Board recommends that future non-binding advisory votes on the compensation of our named executive officers be held every three years. Our Board believes that holding a vote every three years is the most appropriate option because (i) it will enable stockholders to provide the Company with input regarding the compensation of the named executive officers on a more informed and thoughtful manner based on a long-term analysis of the Company’s compensation program; and (ii) it avoids placing too much emphasis on the results or actions of a single year and will instead allow stockholders to make a more meaningful evaluation of the Company’s performance compared to the Company’s compensation practices.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.

As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our named executive officers. However, because this is an advisory vote and therefore not binding on our Board or our Company, our Board may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our stockholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board.

Vote Required and Voting Recommendation

The frequency that is selected by the number of shares of Voting Securities representing the greatest voting power of the shares of Voting Securities that are present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon will be deemed to be the frequency selected by our stockholders.

OUR BOARD RECOMMENDS A VOTE TO HOLD FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “THREE YEARS.”

We do not believe that our executive officers or directors have substantial interests in this proposal.

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PROPOSAL NO. 5 – APPROVAL OF OFFICER EXCULPATION AMENDMENT TO CHARTER

What Am I Voting On?

Section 102(b)(7) of the DGCL was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations. Specifically, the amendment permits Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. As is currently the case with directors under the Charter, this provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. Our Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors, and accordingly, our Board believes that this Proposal No. 5, which would extend exculpation to officers, as specifically permitted by the amendment to Section 102(b)(7) of the DGCL, is fair and in the best interests of the Company and its stockholder

The text of the Officer Exculpation Charter Amendment to exculpate certain of the Company’s officers from liability in specific circumstances is attached as Exhibit A to this Proxy Statement. If the Officer Exculpation Charter Amendment is approved by the Company’s stockholders, the Company will have the authority to file the Officer Exculpation Charter Amendment so exculpating such officers with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Officer Exculpation Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our Board deems necessary and advisable. Our Board has determined that the Officer Exculpation Charter Amendment is advisable and in the best interests of the Company and its stockholders and has submitted the Officer Exculpation Charter Amendment for consideration by our stockholders at the Annual Meeting.

Vote Required and Voting Recommendation

The approval of the Officer Exculpation Charter Amendment requires the affirmative vote of a majority of the voting power of the shares of Voting Securities outstanding and entitled to vote thereon. Because the vote is based on the total number of shares of Voting Securities outstanding rather than the shares of Voting Securities present virtually or represented by proxy at the Annual Meeting, your failure to vote, as well as an abstention from voting and a broker non-vote with respect to this proposal, will have the same effect as a vote against this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE OFFICER EXCULPATION CHARTER AMENDMENT.

We do not believe that our executive officers or directors have substantial interests in this proposal, except for our executive officers who will benefit from the exculpation provided for in the Officer Exculpation Charter Amendment.

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PROPOSAL NO. 6 – APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2022 PLAN

What Am I Voting On?

Stockholders are being asked to approve an amendment and restatement of the 2022 Plan to enable us to continue to grant shares of our Common Stock reserved for issuance thereunder (as amended and restated, the “Restated 2022 Plan”). Our Board adopted the Restated 2022 Plan on April 16, 2023, subject to approval by our stockholders. If the Restated 2022 Plan is not approved, our current 2022 Plan will remain as-is.

Our 2022 Plan was initially adopted by our Board in April 2022 and subsequently approved by our stockholders. The 2022 Plan provides for the grant of awards to officers, employees, directors and consultants (“Participants”) in the form of stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards and restricted stock units in the Company.

Our Board has determined that it is in the best interests of our Company and stockholders to seek stockholder approval of the Restated 2022 Plan with the following material changes from our 2022 Plan: (i) to increase the number of shares of Common Stock reserved for issuance thereunder by 1,800,000 shares and (ii) to modify the term of the 2022 Plan such that the 2022 Plan will terminate on June 2, 2032 (ten years from the Company’s stockholders initially adopted the 2022 Plan) unless it is terminated earlier by the Board.

Reasons for the Amendment and Restatement of the 2022 Plan

We are asking our stockholders to approve the Restated 2022 Plan because we strongly believe that it will enable us to achieve our goals in attracting and retaining our most valuable asset:  officers, employees, directors and consultants. The Restated 2022 Plan is in the best interests of our Company because it enables us to provide equity awards, a crucial component of our total compensation package, necessary to recruit, retain and reward qualified personnel.

Equity compensation is a critical element of our compensation program. Offering a broad-based equity compensation program is vital to attracting and retaining highly skilled people in our industry. We use equity awards to incentivize eligible officers, employees, directors and consultants who provide significant services to us. We believe that providing an equity stake in the future success of our business attracts, retains and motivates our employees to innovate and work hard, aligns employee and stockholder interests and links employee compensation with company performance.

If our stockholders do not approve the Restated 2022 Plan, we will be limited in our ability to continue to issue awards under the 2022 Plan in numbers sufficient to attract or motivate the highly skilled employees we need to recruit or retain. Without stock options, restricted stock units or other forms of equity incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development and cause a loss of motivation by employees to achieve superior performance over a longer period of time. If this proposal is not approved by our stockholders, we believe our ability to attract or retain the talent we need to compete in our industry would be adversely impacted, and this could affect our long-term success.

If our stockholders do not approve the Restated 2022 Plan, we will also be limited in our ability to issue Incentive Stock Option Awards under the 2022 Plan in certain jurisdictions which require that such awards must be made pursuant to a plan that has no greater than a ten-year term.

Current 2022 Plan & Outstanding Equity Award Information

As of March 31, 2023, there were (i) 5,349,216 shares issuable upon the exercise of outstanding time-vesting stock options with a weighted-average exercise price of $9.63 per share and weighted-average remaining term of 1 year, (ii) 716,201 shares issuable upon the exercise of outstanding options which are subject to the achievement of performance targets with a weighted-average exercise price of $10.61 per share and weighted-average remaining term of 6 years, (iii) 819,879 shares subject to outstanding time-vesting RSUs with no exercise price, (iv) 155,212 shares subject to outstanding RSUs with no exercise price which are subject to the achievement of performance targets, (v) 62,383 shares issuable upon the exercise of outstanding time-vesting stock options issued outside the Company’s equity incentive plans, with a weighted-average exercise price of $8.45 per share and weighted-average remaining term of less than 1 year, (vi) 76,261 options outstanding which were issued outside the Company’s plans which are subject to the achievement of performance targets with a weighted-average exercise price of $8.09 per share and weighted-average remaining term of less than 1 year, (vii) no stock appreciation rights outstanding, (viii) 363,599 shares available for grant under our 2022 Plan, (ix) no shares available for grant under our 2019 Plan, and (x) no shares available for grant under our 2016 Plan. As of March 31, 2023, there were 18,955,802 shares of our Common Stock, 168 shares of Series G Preferred Stock (convertible into 8,582 shares of Common Stock), and 14,356 shares of Series H Preferred Stock (convertible into 1,981,128 shares of Common Stock) issued and outstanding. The closing price per share of our Common Stock as reported by Nasdaq on March 31, 2023 was $4.25. As of March 31, 2023, approximately 99.9% of all our currently outstanding equity incentive awards have an exercise price that is higher than our March 31, 2023 closing price and, therefore, are “underwater.”

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The Company has also issued a large number of Warrants under various programs: Publisher Partner Warrants and ABG-SI LLC warrants (to acquire a post-reverse stock-split equivalent of up to 999,540 shares of Common Stock). These were issued through Board approved plans, but were not compensatory benefits.

General Description

The following is a summary of the principal features of the Restated 2022 Plan. The summary of the Restated 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated 2022 Plan, which is attached hereto as Exhibit B and is incorporated herein by this reference.

On April 16, 2023, the Board adopted the Restated 2022 Plan, which will become effective upon stockholder approval. The purpose of the Restated 2022 Plan is to foster the growth and success of the Company by providing a means to attract, motivate and retain Participants through awards in the form of stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards and restricted stock units in the Company (collectively, “Restated 2022 Plan Awards”).

Stock Subject to the Restated 2022 Plan. Subject to the terms of the Restated 2022 Plan, the maximum aggregate number of shares of our Common Stock that may be subject to or delivered under Restated 2022 Plan Awards is 3,600,000 shares. Shares subject to Restated 2022 Plan Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) will not reduce the aggregate number of shares that may be subject to or delivered under Restated 2022 Plan Awards and be available for future awards granted under the Restated 2022 Plan.

Term

Term and Amendments. Unless terminated by our Board, the Restated 2022 Plan will terminate on June 2, 2032 (ten years from the Company’s stockholders initially adopted the 2022 Plan). Our Board may at any time, and from time to time, amend the Restated 2022 Plan; provided, that any such amendment shall be subject to stockholder approval to the extent required by applicable law and no amendment will be made that would significantly diminish the benefits of a Restated 2022 Plan Award without the holder’s consent.

Administration

The Restated 2022 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the Restated 2022 Plan.

Eligibility

We may grant Restated 2022 Plan Awards to officers, employees, directors and consultants.

Available Shares

Under the terms of the Restated 2022 Plan, Restated 2022 Plan Awards to purchase up to 3,600,000 shares of our Common Stock (the “Shares”) may be granted to eligible Participants. The same number of Shares may be granted pursuant to Incentive Stock Options intended to satisfy the requirements of Section 422 of the Code. The Restated 2022 Plan provides that the Restated 2022 Plan Awards that may be granted to any single non-employee director in any fiscal year may not exceed the fair value of seventy-five thousand (75,000) Shares.

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Types of Awards

We may grant the following types of Restated 2022 Plan Awards: stock awards, restricted stock awards, performance stock awards, incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, performance stock units, or other stock-based awards and cash awards based on the value of stock in accordance with the terms of the Restated 2022 Plan.

Stock Awards. The Restated 2022 Plan authorizes the grant of stock awards to Participants. The administrator determines (i) the number of Shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the Shares, if any, (iii) the means of payment for the Shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the criteria for grant, issuance, vesting, or forfeiture of the Shares, (vi) restrictions on transferability, (vii) whether the Shares, after vesting, are further restricted as to transferability or subject to repurchase by us or forfeiture upon the occurrence of certain events determined by the administration, in its sole discretion, and (viii) such other terms and conditions determined by the administrator.

Options. The Restated 2022 Plan authorizes the grant of non-qualified stock options or Incentive Stock Options to Participants, which options give the Participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Common Stock at a fixed price. The administrator determines the exercise price for each Share subject to an option granted under the Restated 2022 Plan, which exercise price cannot be less than the fair market value (as defined in the Restated 2022 Plan) of our Common Stock on the grant date (or 110% of the fair market value of our Common Stock if an incentive stock option is granted to a 10% Owner (as defined in the Restated 2022 Plan)). The administrator also determines the number of Shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The Restated 2022 Plan authorizes the grant of stock appreciation rights to Participants, which stock appreciation rights give the Participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our Common Stock the excess of the Fair Market Value (as defined in the Restated 2022 Plan) of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the Restated 2022 Plan will be granted subject to the same terms and conditions applicable to options granted under the Restated 2022 Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the Restated 2022 Plan and may, but need not, relate to a specific option granted under the Restated 2022 Plan.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Common Stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the Restated 2022 Plan. Such awards may be made in addition to or in conjunction with other awards under the Restated 2022 Plan. Such awards may include unrestricted shares of our Common Stock, which may be awarded, without limitation (except as provided in the Restated 2022 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us. These awards may also be payable in cash, the amount of which is determined by reference to the fair value of our Common Stock.

Conversion Awards. The Restated 2022 Plan authorizes the conversion or substitution of stock awards held by awardees of an entity acquired by the Company.

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Award Limits

The Restated 2022 Plan provides that the aggregate number of Shares that may be issued under the Restated 2022 Plan through Incentive Stock Options (intended to qualify as such within the meaning of Section 422 of the Code) cannot exceed one hundred percent (100%) of the maximum aggregate number of Shares that may be subject to or delivered under Restated 2022 Plan Awards, as the same may be amended from time to time under the terms of the Restated 2022 Plan. Notwithstanding the designation “Incentive Stock Option” in an option agreement, if and to the extent that the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the recipient during any calendar year (under all of our plans and any plans of our subsidiaries) exceeds U.S. $100,000, such options shall be treated as non-qualified stock options under the Restated 2022 Plan. The Restated 2022 Plan also provides that the aggregate fair market value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Restated 2022 Plan Awards granted to any single non-employee director of the Company during any single fiscal year cannot exceed the fair value of seventy-five thousand (75,000) Shares.

The aggregate number of Shares that may be issued under the Restated 2022 Plan is not reduced by shares subject to Awards that have been canceled, expired, settled in cash, or not issue or forfeited for any reason, nor for shares subject to conversion awards. Shares received or withheld by the Company in payment of purchase prices or for tax withholding will again be available for grants.

Award Adjustments

Administrator Repricing. Subject to the provisions of the Restated 2022 Plan, the administrator shall have the authority, in its discretion, to reduce the exercise price of any outstanding options, but not to less than 100% of the fair market value per Share on the date of the reduction. Such reduction may be made by the administrator in its sole discretion, except: (i) to the extent stockholder approval is required by applicable laws, rules, and regulations; or (ii) only with the consent of the affected option holder if doing so would, in the aggregate, significantly diminish the benefits to such holder without compensation. Such reduction will only be permissible under the Restated 2022 Plan if it would not result in taxation under Section 409A of the Code; for options intended to be exempt from the non-qualified deferred compensation rules of Section 409A of the Code, this means that such options may only be repriced if their exercise prices are above the then-fair market value of the underlying shares of our Common Stock. The administrator shall also have the authority, in its discretion: (A) to cancel any outstanding option or stock appreciation right and grant in substitution therefore of (1) a new option or stock appreciation right covering the same or a different number of Shares, (2) a restricted stock award, (3) a restricted stock unit award, (4) cash or (5) other valuable consideration (as determined by the administrator in its sole discretion), or (B) to take any other action that is treated as a repricing under generally accepted accounting principles, all in accordance with and subject to the restrictions of the terms of the Restated 2022 Plan.

Adjustment upon Changes in Capitalization. If a change in the number or kind of issued shares occurs as a result of a stock split, reverse stock split, reclassification, or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of our capital, our Board will proportionately adjust the class or classes and: (i) the maximum number of securities subject to the Restated 2022 Plan, (ii) the maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options, and (iii) the number of securities and price per share of stock subject to outstanding equity awards.

Dissolution or Liquidation. Except as otherwise provided in a stock award agreement, in the event of our dissolution or liquidation, all outstanding equity awards (other than equity awards consisting of vested and outstanding shares of our Common Stock not subject to a forfeiture condition or our right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of our Common Stock subject to our repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by us; provided, that, our Board may cause some or all equity awards to become fully vested, exercisable, and/or no longer subject to repurchase or forfeiture before the dissolution or liquidation is completed but contingent on its completion.

Change of Control. An equity award may be subject to additional acceleration of vesting and exercisability upon or after a Change of Control (as that term is defined in the Restated 2022 Plan) as may be provided in a stock award agreement or in any other written agreement between us and the holder, but in the absence of such provision, no such acceleration will occur.

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No Dissenters’ Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights with respect to the Restated 2022 Plan, and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences

Nonqualified Stock Options. Generally, no income is recognized when a nonqualified stock option is granted to the option holder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an Incentive Stock Option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an Incentive Stock Option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the “Holding Periods”). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

Restricted Stock and Restricted Stock Units. In the case of a restricted stock award, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us. In the case of restricted stock units, the election under Section 83(b) of the Code is not available. Any shares deliverable upon lapse of restrictions are taxable as wages and subject to withholding taxes.

The Company Deduction. We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the option holder. We are also entitled to a tax deduction in connection with the vesting of restricted stock or, earlier in the case of the grantee making an election pursuant to Section 83(b) of the Code (in both cases, conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). We are also entitled to a tax deduction in connection with the delivery of shares pursuant to restricted stock units. Of course, the Company’s deductions are subject to various limitations under the Code, including the $1 million limit for compensation paid to a covered employee in a taxable year under Section 162(m) of the Code.

Nonqualified Deferred Compensation Rules. Generally, the Restated 2022 Plan Awards under the Restated 2022 Plan are intended to be exempt from the nonqualified deferred compensation rules of Section 409A of the Code. The principal exemptions relied upon are those for restricted property taxable under Section 83 of the Code, the short-term deferrals and certain stock options and stock appreciation rights. We may, however, make Restated 2022 Plan Awards that are compliant with Section 409A of the Code.

Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character. In the case of restricted stock units, the holding period does not begin until the holder receives the shares of our Common Stock and be subject to the recognition of income subject to taxation at ordinary income rates.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Restated 2022 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the Restated 2022 Plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this Proxy Statement.

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New Plan Benefits

Pursuant to the March 2022 Compensation Policy non-employee directors will be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $50,000, vesting monthly in 12 equal installments and any non-employee director who serves as the chairperson of one or more committees of our Board will be granted annually a restricted stock award of a number of shares of our Common Stock equal in value to $25,000.

Awards to directors, executive officers, employees and consultants are made at the discretion of our Board and Compensation Committee. As a result, the benefits and amounts that will be received or allocated under the Restated 2022 Plan are not determinable at this time. Neither our Board nor Compensation Committee have approved any awards that are conditioned upon stockholder approval of the proposed amendments to the 2022 Plan.

History of Grants under the 2022 Plan

The following table summarizes the grants made to our named executive officers, all current executive officers as a group, all current non-employee directors as a group, and all current employees, including all current officers who are not executive officers, as a group, from the inception of the 2022 Plan (excluding shares underlying awards that expired unexercised or were cancelled) through March 31, 2023:

Name and Position	Total Number Shares Underlying Stock Options	Dollar Value of Stock Options		Total Number of Shares of Restricted Stock	Dollar Value of Shares of Restricted Stock
Ross Levinsohn	45,000		$229,740	45,000	$481,050
Avi Zimak	30,000		$153,160	30,000	$320,700
Henry Robertson Barrett	30,000		$153,160	30,000	$320,700
All current executive officers as a group	185,000		$944,489	185,000	$1,977,650
All current non-employee directors as a group		$		21,774	$231,022
All employees except for named executive officers as a group	953,864		$4,815,429	282,537	$3,020,979

As of March 31, 2023, a substantial number of options and RSUs included in the table above are unvested. The following are the unvested percentages of the options and RSUs granted to each of our NEOs under the 2022 Plan as of March 31, 2023: Mr. Levinsohn 100%; Mr. Zimak 100% and Mr. Barrett 100%.

Additional information about outstanding grants under our 2022 Plan can be found in the Section entitled “Equity Compensation Plan Information” above. The prices, expiration dates and other material conditions of the 2022 Plan can be found in the Section entitled “General Description” above.

Certain Interests of Directors

In considering the recommendation of our Board with respect to the approval of the Restated 2022 Plan, stockholders should be aware that the members of our Board have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Restated 2022 Plan. Our Board recognizes that approval of this proposal may benefit our directors and their successors.

Vote Required and Voting Recommendation

The approval of the Restated 2022 Plan requires the affirmative vote of a majority of the voting power of the shares of Voting Securities present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE RESTATED 2022 PLAN.

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REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Our Audit Committee has reviewed and discussed with our management and Marcum LLP our audited consolidated financial statements for the fiscal year ended December 31, 2022. Our Audit Committee has also discussed with Marcum LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”) regarding “Communications with Audit Committees” and the Securities and Exchange Commission.

The Audit Committee has also received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence from us.

Based on the foregoing, the Audit Committee recommended to our Board that the audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in our Annual Report on Form 10-K.

By: The Audit Committee

Laura Lee (Chair)

Carlo Zola

Daniel Shribman

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OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2022 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2022, which contains our Form 10-K for the fiscal year ended December 31, 2022, and consolidated financial statements, as filed with the SEC, have been included with the proxy materials. A copy may be obtained without charge to stockholders upon written request to Investor Relations at the address for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

Ross Levinsohn Chief Executive Officer and Chairman New York, New York , 2023

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EXHIBIT A TO THE PROXY STATEMENT

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

THE ARENA GROUP HOLDINGS, INC.

The Arena Group Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The Corporation’s Amended and Restated Certificate of Incorporation (as amended to the date hereof, the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on October 13, 2021, under the name theMaven, Inc.

2. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Certificate of Incorporation.

3. Pursuant to Sections 141 and 242 of the DGCL, the Board of Directors of the Corporation has duly adopted this Certificate of Amendment, and the Corporation’s stockholders have duly approved this Certificate of Amendment.

4. Paragraph A of Article VI of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“ARTICLE VI: LIMITATION OF LIABILITY; INDEMNIFICATION

A. LIMITATION OF LIABILITY.  To the fullest extent permitted by law, neither a director of the Corporation nor an officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither any amendment nor repeal of this paragraph, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this paragraph, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.”

For avoidance of doubt, Article VI shall otherwise remain unchanged.

5. The terms and provisions of this Certificate of Amendment shall be effective upon filing with the Delaware Secretary of State.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this [●]th day of [●], 2023, and the foregoing facts stated herein are true and correct.

THE ARENA GROUP HOLDINGS, INC.

By:
Name:	Douglas B. Smith
Title:	Chief Financial Officer

A-2

EXHIBIT B TO THE PROXY STATEMENT

THE ARENA GROUP HOLDINGS, INC.
AMENDED AND RESTATED 2022 STOCK AND INCENTIVE COMPENSATION PLAN

1. Purpose of the Plan.

The purpose of this Plan is to enhance shareholder value by linking the compensation of officers, directors, key employees and consultants of the Company to increases in the price of The Arena Group Holdings, Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain and encourage such employees and directors to act in the shareholders’ interest and share in the Company’s success. In addition, the purpose of this amended and restated Plan is to incorporate the ability to offer Employees options to purchase the Company’s Shares that qualify as Incentive Stock Options, subject to the approval of the shareholders of the Company.

2. Definitions.

As used herein, the following definitions shall apply:

“Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4.

“Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

“Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

“Award” means a Stock Award, Option, Stock Appreciation Right, Stock Unit, or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the Plan.

“Awardee” means an Employee, Director or Consultant who has been granted an Award under the Plan.

“Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement or Other Stock-Based Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company or the Participant receiving the Award unless specifically so provided in the Award Agreement.

“Board” means the Board of Directors of the Company.

B-1

“Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change of Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change of Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change of Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change of Control or any analogous term is provided in an individual written agreement, the foregoing definition will apply and (C) if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code for purposes of determining whether such payment or distribution may then occur.

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“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder and other relevant, lawful interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 or, in the absence of any such special appointment, the Compensation Committee of the Board. If there is no Compensation Committee, the full Board shall constitute the Committee.

“Common Shares” means the common stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

“Company” means The Arena Group Holdings, Inc. or, except as utilized in the definition of Change of Control, its successor.

“Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, or Consultant or a change in the Entity for which the Participant renders the service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, the Participant’s Continuous Service will be considered to have terminated on the date the Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to the extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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“Conversion Award” has the meaning set forth in Section 4(b)(xii).

“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries; (ii) the consummation of a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company; (iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Common Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

“Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.

“Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

“Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, because of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

“Effective Date” means June 2, 2022, the date when the Plan was initially approved by the shareholders of the Company.

“Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee, Consultant or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

“Entity” means a corporation, partnership, limited liability company or other entity.

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“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto, the Securities and Exchange Commission regulations thereunder and other relevant, lawful interpretive guidance issued by such Commission.

“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

“Fair Market Value” means the closing price for the Common Shares reported on a consolidated basis on the primary national securities exchange on which such Common Shares are traded on the date of measurement, or if the Common Shares were not traded on such measurement date, then on the next preceding date on which Common Shares were traded, all as reported by such source as the Committee may select. If the Common Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, considering, to the extent appropriate, the requirements of Sections 409A and 422 of the Code and bid and offered prices on any applicable over the counter market.

“Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.

“Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and that does so qualify.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Officer” means an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

“Other Stock-Based Award” means an Award granted pursuant to Section 12 on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).

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“Own,” “Owned,” “Owner,” “Ownership.” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

“Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Performance Criteria” shall have the meaning set forth in Section 13(b).

“Plan” means this Amended and Restated 2022 Stock and Incentive Compensation Plan, as set forth herein and as amended from time to time.

“Securities Act” means the United States Securities Act of 1933, as amended, and any successor thereto, the Securities and Exchange Commission regulations thereunder and other relevant, lawful interpretive guidance issued by such Commission.

“Share” means a Common Share, as adjusted in accordance with Section 15.

“Stock Appreciation Right” or “SAR” means a right granted under Section 10 on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

“Stock Award” means an award or issuance of Shares made under Section 11, the grant, issuance, retention, vesting and transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

“Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

“Stock Unit Award” means an award or issuance of Stock Units made under Section 12 of the Plan, the grant, issuance, retention, vesting and transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).

“Subsidiary” means with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

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“Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any of the following events: (i) the Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) the Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) the Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) the Participant’s gross misconduct; , provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.

“Termination of Employment” means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing Continuous Service as an Employee (as determined in accordance with Section 3401(c) of the Code) of the Company and any of its Subsidiaries or Affiliates. The term shall also be deemed to include cessation of a relationship as a Contractor (without related assumption of Employee status). Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” within the meaning of Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period.

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3. Stock Subject to the Plan.

(a) Aggregate Limit. Subject to the provisions of Section 15(a), the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is 3,600,000 Shares. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

(b) Code Section 422 Limits; Limit on Awards to Directors; Limit on Stock Performance Awards. Subject to the provisions of Section 15(a), the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed the total aggregate number of Shares that may be subject to or delivered under Awards under the Plan, as the same may be amended from time to time. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-employee Director during any single fiscal year shall not exceed the fair value of 75,000 Common Shares.

(c) Share Counting Rules.

(i) For purposes of this Section 3, Shares subject to Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan.

(ii) Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, shall again be available for grant under the Plan.

(iii) Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, nor shall Shares subject to a Conversion Award again be available for an Award under the Plan as provided in this subsection (c).

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan and their respective delegates.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iii) Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, if applicable, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.

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(iv) Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(v) Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i) to select the Non-employee Directors, Consultants and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii) to determine the number of Common Shares to be covered by each Award granted hereunder;

(iii) to determine the type of Award to be granted to the selected Employees,
Consultants and Non-employee Directors;

(iv) to approve forms of Award Agreements;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi) to correct administrative errors;

(vii) to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate state, local and foreign laws, regulations and practices;

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(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x) to modify or amend each Award, including, but not limited to, the acceleration of vesting and exercisability, provided, however, that any such modification or amendment (A) is subject to the plan amendment provisions set forth in Section 16, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (Y) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;

(xi) to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award or Stock Unit Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii) to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(xiii) (A) to cancel any outstanding Option or SAR and grant in substitution therefore of (1) a new Option or SAR covering the same or a different number of Common Shares, (2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) cash or (5) other valuable consideration (as determined by the Administrator in its sole discretion), or (B) to take any other action that is treated as a repricing under generally accepted accounting principles, all in accordance with the terms of the Plan;

(xiv) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xvi) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

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(xvii) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and anyone claiming through them. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d) Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5. Eligibility.

Awards may be granted only to Directors, Employees and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6. Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company. Unless earlier terminated as provided under Section 16, this Plan will terminate on June 2, 2032, which is ten (10) years from the Effective Date.

7. Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the term of Awards other than Awards that are structured to qualify as Incentive Stock Options under Section 9 shall be extended automatically if the Award would expire at a time when trading in Common Shares is prohibited by law or the Company’s insider trading policy to the 30th day after the expiration of the prohibition.

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8. Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.

(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards, as otherwise allowed under subsection (c) below or to the extent the Option is compliant with Section 409A of the Code.

(c) Option Repricings. Subject to Section 15(a), the exercise price of an Option may be reduced by the Administrator, but not to less than 100% of the Fair Market Value per Share on the date of the reduction. Such reduction may be made by the Administrator in its sole discretion, except: (i) to the extent shareholder approval is required by Applicable Law; or (ii) only with the consent of the affected Option holder if doing so would, in the aggregate, result in material adverse tax consequences to such holder. Such reduction shall only be permissible under this Plan if it would not result in taxation under Section 409A of the Code.

(d) Vesting Period and Exercise Dates. Options granted under this Plan shall vest or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

An Option may, but need not, include a provision whereby the Option holder may elect at any time before the Option holder’s continuous active employment terminates to exercise the Option as to any part or all of the Common Shares subject to the Option prior to the full vesting of the Option. Any unvested Common Shares so purchased shall be subject to such restrictions (on transfer or otherwise) as the Board determines to be appropriate, may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Award.

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(e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i) cash or its equivalent;

(ii) check or wire transfer (denominated in U.S. Dollars);

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Common Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that Common Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;

(v) by cashless exercise and/or pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(vi) subject to any conditions or limitations established by the Administrator, other Shares which were held for a period of more than six (6) months on the date of surrender and which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);

(vii) subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(viii) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(ix) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(x) any combination of the foregoing methods of payment.

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(f) Procedure for Exercise; Rights as a Shareholder.

(i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii) An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii) Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv) The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

9. Incentive Stock Option Terms and Limitations.

(a) Eligibility. Only Employees (who qualify as employees under Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options. No Incentive Stock Option shall be granted to any such Employee who as of the Grant Date owns stock possessing more than 10% of the total combined voting power of the Company unless at the time such Option is granted the Option exercise price is at least 110% of the Fair Market Value of the Shares subject to the Option on the Grant Date and such Option by its terms is not exercisable after the expiration of 5 years from the Grant Date.

(b) $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.

(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall be consistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

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10. Stock Appreciation Rights.

A Stock Appreciation Right entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. All Stock Appreciation Rights under the Plan shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8. However, any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). Subject to the provisions of Section 8, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11. Stock Awards.

(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable or vested, (iv) such terms and conditions on the grant, issuance, vesting or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b) Restrictions and Performance Criteria. The grant, issuance, retention or vesting of Stock Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, the occurrence of a specified corporate event, personal performance evaluations or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Awards.”

(c) Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Any certificate issued in respect of a Restricted Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Shares covered by such Award. The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber a Stock Award.

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12. Stock Unit Awards and Other Stock-Based Awards.

(a) Stock Unit Awards. Each Stock Unit Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Unit Award or a formula for determining such number, (ii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued or vested, (iii) such terms and conditions on the grant, issuance, vesting and forfeiture of the Shares as may be determined from time to time by the Administrator, (iv) restrictions on the transferability of the Stock Unit Award, and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b) Restrictions and Performance Criteria. The grant, issuance, retention and vesting of Stock Unit Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, the occurrence of a specified corporate event, personal performance evaluations or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Unit Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Unit Awards.”

(c) Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

(d) Other Stock-Based Award. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash-based bonus based on the attainment of Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(e) Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish Performance Criteria in its discretion. If the Administrator exercises its discretion to establish Performance Criteria, the number and value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

(f) Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash or Shares as the Administrator determines.

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13. Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer. Notwithstanding the foregoing provisions of this Section 13(a), an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option will be deemed to be a Nonstatutory Stock Option as a result of such transfer. In addition, the Company may have the unilateral right to purchase the underlying shares acquired by a non-Employee regardless of how the interests were transferred.

(b) Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more criteria based on financial performance, the occurrence of a specified corporate event (such as an acquisition or merger), personal performance evaluations or completion of service, either individually, alternatively or in any combination, applied, as applicable, to either the Company as a whole or to a Subsidiary, business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution. The Administrator may establish specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts, subject to the right of the Administrator to exercise discretion to adjust payment amounts, either up or down, following the conclusion of the performance period on the basis of such further considerations as the Administrator in its sole discretion shall determine. Extraordinary, non-recurring items that may be the basis of adjustment include, but are not limited to, acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, and foreign exchange gains or losses. Without limiting the foregoing, performance criteria may include objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board).

(c) Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to Disability, death, or otherwise (including Termination for Cause) shall have on any Award. Unless otherwise provided in the Award Agreement:

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(i) Upon termination from membership on the Board by a Non-employee Director for any reason other than Disability or death or Termination for Cause, any Option or SAR held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture, or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for three (3) months thereafter (or such longer or shorter period specified in the Award Agreement), or the remaining term of the Option or SAR, if less. Any unvested Stock Award, Stock Unit Award or Other Stock Based Award held by a Non-employee Director at the time of termination from membership on the Board for a reason other than Disability or death shall be immediately cancelled and forfeited.

(ii) Termination from membership on the Board by a Non-employee Director due to Disability or death shall result in full vesting of any outstanding Options or SARs and vesting of a prorated portion of any Stock Award, Stock Unit Award or Other Stock Based Award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination from membership on the Board by a Non-employee Director due to Disability or death occurs over the total number of months in such period. Any Options or SARs that vest upon Disability shall remain exercisable for one year thereafter (or such longer or shorter period specified in the Award Agreement), or the remaining term of the Option or SAR, if less. Any Options or SARs that vest upon death shall remain exercisable for eighteen (18) months thereafter (or such longer or shorter period specified in the Award Agreement), or the remaining term of the Option or SAR, if less. In the case of any Stock Award, Stock Unit Award or Other Stock Based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iii) Upon Termination of Employment due to Disability or death, any Option or SAR held by an Employee shall, if not already fully vested, become fully vested and exercisable as of the effective date of such Termination of Employment and shall remain exercisable for one year after such Termination of Employment due to Disability or death (or such longer or shorter period specified in the Award Agreement), or, in either case, the remaining term of the Option or SAR, if less. Termination of Employment due to Disability or death shall result in vesting of a prorated portion of any Stock Award, Stock Unit Award or Other Stock Based Award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death occurs over the total number of months in such period. In the case of any Stock Award, Stock Unit Award or Other Stock Based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iv) Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Awards that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options and SARs held at the time of such Termination of Employment shall remain exercisable for three (3) months thereafter (or such longer or shorter period specified in the Award Agreement), or the remaining term of the Option or SAR, if less. Notwithstanding the foregoing, all outstanding and unexercised Options and SARs shall be immediately cancelled in the event of a Termination for Cause.

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(d) Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Termination for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Common Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Shares received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than Termination for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.

(e) Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any Common Shares until at least six (6) months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, in the event of the Participant’s death or Disability, upon a Corporate Transaction or a Change in Control in which the vesting of such Options or SARs accelerates, or upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines) any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

14. Dividends and Dividend Equivalents.

Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards, Stock Unit Awards or Other Stock-Based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

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15. Adjustments upon Changes in Capitalization, Organic Change or Change of Control.

(a) Adjustment Clause. In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings. Any adjustment under this Section 15(a) need not be the same for all Participants.

(b) Liquidation and Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding Common Shares not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the Common Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of the Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transactions. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of the Stock Award. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of this Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

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(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Shares issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction, as the Board will determine (or, if the Board will not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with the Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; or

(vi) provide that holder of the Stock Award may not exercise the Stock Award but will receive a payment, in the form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise. Payments under this Section 9(c)(vi) may be delayed to the same extent that payment of consideration to the holders of the Common Shares in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action with respect to all Stock Awards or with respect to all Participants.

(d) Change of Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

(e) Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 14(a) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 15(a) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (iv) if any Award is subject to Section 409A of the Code, Section 15(b) shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 in order to ensure that such Award complies with Section 409A of the Code.

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16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company to the extent required by Applicable Law. In addition, unless approved by the Board (and the shareholders of the Company to the extent required by Applicable Law) and subject to Section 16(b), no such amendment shall be made that would increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval, if required, shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17. Designation of Beneficiary.

(a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Awards or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company or an Affiliate, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18. No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

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19. Legal Compliance.

Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

20. Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23. Governing Law; Interpretation of Plan and Awards.

(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware, except as to matters governed by U.S. federal law.

(b) If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c) The headings preceding the text of each section hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

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24. Section 409A.

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a) If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.

(b) The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(c) Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such Termination of Employment.

(d) In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e) In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f) Notwithstanding anything herein to the contrary, neither the Company nor the Administrator makes any representation or guarantee that the Plan or its administration shall comply with Code Section 409A, and in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A.

25. Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax or Exchange Control Consequences. Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

B-24

26. Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

27. Foreign Employees and Consultants.

Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

28. Tax Withholding.

Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the maximum statutory withholding requirement may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

29. Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.

B-25

PRELIMINARY PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

THE ARENA GROUP HOLDINGS, INC.

June 1, 2023, at 12:00 p.m. EDT

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card and the Annual Report are available at - **https://www.astproxyportal.com/ast/26433**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730304030300001000 8 060123

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL NOMINEES" UNDER PROPOSAL 1, "FOR" PROPOSALS 2, 3, 5 AND 6 AND "3 YEARS" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ross Levinsohn
- ○ Todd Sims
- ○ Daniel Shribman
- ○ Carlo Zola
- ○ Christopher Petzel
- ○ Laura Lee
- ○ H. Hunt Allred

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
5. To approve an amendment to our amended and restated certificate of incorporation, as amended, to limit the liability of certain officers as permitted pursuant to recent amendments to the Delaware General Corporation Law.	☐	☐	☐
6. To approve an amendment and restatement to our 2022 Stock and Incentive Compensation Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" on Proposal 1, FOR Proposals 2, 3, 5 and 6 and "3 YEARS" on Proposal 4.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THE ARENA GROUP HOLDINGS, INC.

June 1, 2023, at 12:00 p.m. EDT

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/273495257 (password: agh2023) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card and the Annual Report are available at - **https://www.astproxyportal.com/ast/26433**

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20730304030300001000 8 060123

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL NOMINEES" UNDER PROPOSAL 1, "FOR" PROPOSALS 2, 3, 5 AND 6 AND "3 YEARS" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Ross Levinsohn
- ○ Todd Sims
- ○ Daniel Shribman
- ○ Carlo Zola
- ○ Christopher Petzel
- ○ Laura Lee
- ○ H. Hunt Allred

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. To select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be held every one, two, or three years.	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
5. To approve an amendment to our amended and restated certificate of incorporation, as amended, to limit the liability of certain officers as permitted pursuant to recent amendments to the Delaware General Corporation Law.	☐	☐	☐
6. To approve an amendment and restatement to our 2022 Stock and Incentive Compensation Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" on Proposal 1, FOR Proposals 2, 3, 5 and 6 and "3 YEARS" on Proposal 4.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

THE ARENA GROUP HOLDINGS, INC.

Proxy for Annual Meeting of Stockholders on June 1, 2023, at 12:00 p.m. EDT

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ross Levinsohn and Douglas B. Smith, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and power to act alone, as proxies to vote all the shares of stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of The Arena Group Holdings, Inc., to be held at 12:00 p.m. EDT on June 1, 2023 at https://web.lumiagm.com/273495257 (password: agh2023), and at any adjournments or postponements thereof, as follows (with discretionary authority as to any and all other matters that may properly come before the meeting):

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" UNDER PROPOSAL 1, "FOR" PROPOSALS 2, 3, 5 AND 6 AND “3 YEARS” ON PROPOSAL 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be signed on the reverse side)

1.1 14475